 As filed with the Securities and Exchange Commission on or about April 30, 2004

                                         Securities Act Registration No. 2-99752
                                Investment Company Act Registration No. 811-4384

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

         Pre-Effective Amendment No.                                         [ ]
                                     ------

         Post-Effective Amendment No.   40                                   [X]
                                      ------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

         Amendment No.  41                                                   [X]
                      ------
                        (Check appropriate box or boxes)

                          STRONG EQUITY FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
       Menomonee Falls, Wisconsin                                 53051
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box):

          [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
          [X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485
          [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
          [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
          [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                    [GRAPHIC]






                                INVESTOR CLASS







                                                       Prospectus | May 1, 2004





                                                                   STRONG Value




                                                                          FUNDS


                                                    Strong Dividend Income Fund

                                                       Strong Dow 30 Value Fund

                                                Strong Mid Cap Disciplined Fund


                                                    Strong Multi Cap Value Fund


                                                Strong Small Company Value Fund


                                                Strong Small/Mid Cap Value Fund


                                                    Strong Strategic Value Fund


 As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if the information in this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


[LOGO] STRONG

TABLE OF CONTENTS




YOUR INVESTMENT


KEY INFORMATION

What are the Funds' objectives?................................................1


What are the Funds' principal investment strategies?...........................1


What are the main risks of investing in the Funds?.............................5


What are the Funds' fees and expenses?........................................15


Who are the Funds' investment advisor and portfolio managers?.................17


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters..................................................21


Affiliated Advisory Programs..................................................23


Initial Public Offerings......................................................23


Percentage Restrictions.......................................................24


Comparing the Funds...........................................................25


Financial Highlights..........................................................27



YOUR ACCOUNT





Share Price...................................................................35


12b-1 Fees....................................................................36




Managing Your Account.........................................................36


Investment Minimums...........................................................41


Additional Information........................................................42


Distributions.................................................................47


Taxes.........................................................................48


Reserved Rights...............................................................50


For More Information..........................................................52


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.

                      Please find STRONG'S PRIVACY POLICY
                    inside the back cover of this booklet.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?
--------------------------------------------------------------------------------


The STRONG DIVIDEND INCOME FUND seeks total return by investing for both income and capital growth.


The STRONG DOW 30 VALUE FUND, THE STRONG MID CAP DISCIPLINED FUND, THE STRONG SMALL COMPANY VALUE FUND, THE STRONG SMALL/MID CAP VALUE FUND (formerly, Strong All Cap Value Fund), and the STRONG STRATEGIC VALUE FUND seek capital growth.



The STRONG MULTI CAP VALUE FUND seeks long-term capital growth. Current income is a secondary objective.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------



The DIVIDEND INCOME FUND invests, under normal conditions, at least 80% of its total assets in large- and medium-capitalization, dividend-paying common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flows, or asset value), the industry average, or the company's historical valuation based on earnings, cash flows, book value, or dividends. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

YOUR INVESTMENT



The DOW 30 VALUE FUND invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average/SM/ (DJIA)*. The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term investment-grade fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets. Although


--------------------------------------------------------------------------------
*Dow Jones/SM/, Dow Jones Industrial Average/SM/, Dow 30/SM/, and DJIA/SM/ are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Dow 30 Value Fund. The Dow 30 Value Fund is based, in whole or in part, on the Dow Jones Industrial Average/SM/. The Dow 30 Value
Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund. Please read "Other Important Information You Should Know" for additional information.

--------------------------------------------------------------------------------


the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may utilize an active trading approach. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.


The MID CAP DISCIPLINED FUND invests, under normal conditions, at least 80% of its net assets in equity securities of medium-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment. To identify these

                                                                YOUR INVESTMENT


companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that are not currently reflected in the companies' stock price. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities, including commodity-linked derivatives, for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment.



The MULTI CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The SMALL COMPANY VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-capitalization companies that the Fund's manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines "small-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell 2500/TM/ Index at the time of investment. The manager tries to take advantage of the market's attention on short-term

YOUR INVESTMENT


prospects by focusing on indicators of a company's long-term success, such as balance sheets and underlying assets. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities, including commodity-linked derivatives, for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.



The SMALL/MID CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in equity securities of small-, and medium-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flows, or asset value. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The STRATEGIC VALUE FUND invests, under normal conditions, primarily in equity securities of companies that the Fund's manager believes are undervalued relative to the market based on earnings potential, discounted cash flows, or asset value. The Fund may invest in equity securities of any size. The manager attempts to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price by utilizing both internal and independent research regarding the expected growth, margin structure, and capital intensity of the business. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach.

                                                                YOUR INVESTMENT

The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.


The managers of each of the Funds may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
--------------------------------------------------------------------------------
STOCK RISKS: The major risk of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


ACTIVE MANAGEMENT RISK: Each of the Funds is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's manager(s) will produce the desired results.



ACTIVE TRADING RISK: The Dow 30 Value Fund, Mid Cap Disciplined Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund may utilize an active trading approach, which may increase the Fund's costs and reduce the Fund's performance.



COMMODITY-LINKED DERIVATIVES RISK: The Mid Cap Disciplined and Small Company Value Funds' investments in commodity-linked derivative instruments may subject the Fund to greater volatility

YOUR INVESTMENT


than its investments in traditional equity or fixed income securities. The value of commodity-linked derivative instruments is affected by changes in commodity markets, changes in interest rates, and factors affecting the availability and cost of a particular commodity, such as physical storage costs, governmental regulations, and trade restrictions.



DERIVATIVES RISK: The Mid Cap Disciplined Fund, Multi Cap Value Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund use derivatives (including futures and options) for hedging and other nonspeculative purposes, but such uses still expose the Fund to certain risks. When derivatives are used by the Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, the Fund will cover the financial risk created by using derivatives (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.



FOREIGN RISKS: The Multi Cap Value Fund and the Small/Mid Cap Value Fund invest in securities that may be directly or indirectly

                                                                YOUR INVESTMENT


subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Foreign securities may be less liquid than domestic securities.


NONDIVERSIFIED PORTFOLIO RISK: The Dow 30 Value Fund is a nondiversified Fund, so compared to a diversified Fund, it may take larger positions in individual stocks. As a result, the shares of this Fund are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SECTOR RISK: To the extent that each Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's statement of additional information.



SMALL AND MEDIUM COMPANIES RISKS: For the Small Company Value Fund, small-capitalization companies, for the Dividend Income Fund, Mid Cap Disciplined Fund, and Multi Cap Value Fund, medium-capitalization companies, and for the Small/Mid Cap Value Fund and Strategic Value Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the company's performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.


VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Each of the Funds invests in value-style stocks. The Funds' performance may at times be better

YOUR INVESTMENT

or worse than the performance of Funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Funds' managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.

The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE

The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns, which reflect Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. Please keep in mind that past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


The performance shown for the Dividend Income Fund is based on the historical performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies) from the inception of the Fund through December 7, 2001, and on the current investment strategy since December 8, 2001.

                                                                YOUR INVESTMENT

                                    [CHART]

                           CALENDAR YEAR TOTAL RETURNS

              Multi Cap Value      Dividend Income/(1)/     Dow 30 Value
              ---------------      --------------------     ------------
1994               -4.28%                -2.61%
1995               34.15%                36.96%
1996               23.17%                 8.37%
1997               29.31%                27.56%
1998               -6.63%                20.35%                 16.11%
1999              -16.37%                 0.58%                 24.87%
2000                3.59%                27.32%                 -4.75%
2001                3.51%               -11.20%                 -7.29%
2002              -23.71%               -19.77%                -16.07%
2003               38.62%                24.50%                 26.68%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                       Best quarter return        Worst quarter return
-------------------------------------------------------------------------------
Dividend Income/(1)/            15.92% (3rd Q 2000)        -17.53% (3rd Q 2002)
Dow 30 Value                    15.36% (4th Q 1998)        -17.20% (3rd Q 2002)
Multi Cap Value                 20.82% (2nd Q 2003)        -24.79% (3rd Q 2002)


/(1)/The calendar year total returns and quarterly returns prior to December 8, 2001, are based on the historical performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).

YOUR INVESTMENT

                                    [CHART]

                         CALENDAR YEAR TOTAL RETURNS

                         Mid Cap Disciplined          Small Company Value
                         -------------------          -------------------
         1999                 35.20%
         2000                 22.80%
         2001                 12.41%
         2002                -11.78%
         2003                 40.66%                       62.53%


BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return     Worst quarter return
-----------------------------------------------------------------------
Mid Cap Disciplined        23.93% (4th Q 2001)     -16.94% (3rd Q 2002)
Small Company Value        34.64% (2nd Q 2003)      -7.57% (1st Q 2003)

                                                                YOUR INVESTMENT

                                    [CHART]

CALENDAR YEAR TOTAL RETURNS

       Small/Mid Cap Value   Strategic Value
       -------------------   ---------------
2003        58.44%                26.24%


BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return     Worst quarter return
-----------------------------------------------------------------------
Small/Mid Cap Value        24.45% (2nd Q 2003)      -3.96% (1st Q 2003)
Strategic Value            18.58% (2nd Q 2003)      -6.38% (1st Q 2003)

YOUR INVESTMENT

                         AVERAGE ANNUAL TOTAL RETURNS

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   DIVIDEND INCOME/(2)/
    Return Before Taxes                  24.50%  2.58%  9.69%      9.66%
    Return After Taxes on Distributions  24.27%  1.20%  7.84%      7.80%
    Return After Taxes on Distributions
    and Sale of Fund Shares              16.18%  1.60%  7.50%      7.46%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(3)/                        28.67% -0.57% 11.06%     11.02%
   Lipper Equity Income Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              25.83%  2.22%  9.18%      9.29%
   DOW 30 VALUE
    Return Before Taxes                  26.68%  3.23%   --        5.28%
    Return After Taxes on Distributions  26.51%  3.03%   --        4.99%
    Return After Taxes on Distributions
    and Sale of Fund Shares              17.58%  2.66%   --        4.39%
   Dow Jones Industrial Average/SM/
   (reflects no deduction for fees,
   expenses, or taxes)/(5)/              28.29%  4.52%   --        6.68%
   Lipper Large-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              28.00%  1.20%   --        3.86%
   MID CAP DISCIPLINED
    Return Before Taxes                  40.66% 18.29%   --       18.29%
    Return After Taxes on Distributions  38.88% 17.07%   --       17.07%
    Return After Taxes on Distributions
    and Sale of Fund Shares              26.40% 15.34%   --       15.34%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(6)/                        40.06%  7.23%   --        7.23%
   Lipper Mid-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              39.08%  9.42%   --        9.42%

--------------------------------------------------------------------------------

                                                       (continued on next page)

                                                                YOUR INVESTMENT

                                As of 12-31-03


                                                                  Since Fund
Fund/Index                            1-Year   5-Year    10-Year Inception/(1)/
-------------------------------------------------------------------------------
MULTI CAP VALUE
 Return Before Taxes                  38.62% -1.06%       6.12%     10.24%
 Return After Taxes on Distributions  38.62% -1.14%       5.46%      8.89%
 Return After Taxes on Distributions
 and Sale of Fund Shares              25.11% -0.95%/(7)/  4.94%      8.38%
S&P 500 Index (reflects no
deduction for fees, expenses,
or taxes)/(3)/                        28.67% -0.57%      11.06%     13.04%
Lipper Multi-Cap Value Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(4)/              32.78%  5.18%      10.69%     12.29%
SMALL COMPANY VALUE
 Return Before Taxes                  62.53%     --        --       25.03%
 Return After Taxes on Distributions  59.14%     --        --       23.54%
 Return After Taxes on Distributions
 and Sale of Fund Shares              40.65%     --        --       20.64%
Russell 2000 Index (reflects no
deduction for fees, expenses,
or taxes)/(8)/                        47.25%     --        --        7.02%
Lipper Small-Cap Core Funds Index
(reflects no deduction for fees,
expenses, or taxes)/(4)/              40.90%     --        --        5.53%

--------------------------------------------------------------------------------

                                                       (continued on next page)

YOUR INVESTMENT

                                As of 12-31-03


                                                                Since Fund
   Fund/Index                            1-Year 5-Year 10-Year Inception/(1)/
   --------------------------------------------------------------------------
   SMALL/MID CAP VALUE
    Return Before Taxes                  58.44%   --     --       10.96%
    Return After Taxes on Distributions  58.44%   --     --       10.96%
    Return After Taxes on Distributions
    and Sale of Fund Shares              37.99%   --     --        9.37%
   Russell Midcap(R) Index (reflects no
   deduction for fees, expenses,
   or taxes)/(6)/                        40.06%   --     --        7.02%
   S&P 500 Index (reflects no deduction
   for fees, expenses, or taxes)/(3)/    28.67%   --     --       -0.02%
   Lipper Mid-Cap Core Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              36.58%   --     --        4.95%
   STRATEGIC VALUE
    Return Before Taxes                  26.24%   --     --        0.66%
    Return After Taxes on Distributions  26.19%   --     --        0.57%
    Return After Taxes on Distributions
    and Sale of Fund Shares              17.12%   --     --        0.52%
   S&P 500 Index (reflects no
   deduction for fees, expenses,
   or taxes)/(3)/                        28.67%   --     --       -0.02%
   Lipper Multi-Cap Value Funds Index
   (reflects no deduction for fees,
   expenses, or taxes)/(4)/              32.78%   --     --        3.86%

--------------------------------------------------------------------------------

/(1)/The Dividend Income Fund, the Dow 30 Value Fund, the Mid Cap Disciplined Fund, Multi Cap Value Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and the Strategic Value Fund commenced operations on July 1, 1993, December 31, 1997, December 31, 1998, October 22, 1985, March 28, 2002, March 28, 2002, and
March 28, 2002, respectively.

/(2)/The average annual total returns prior to December 8, 2001, are based on the historical performance of the Fund's Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).



/(3)/S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.


/(4)/The Lipper Equity Income Funds Index, the Lipper Large-Cap Value Funds Index, the Lipper Mid-Cap Value Funds Index, the Lipper Small-Cap Core Funds Index, the Lipper Mid-Cap Core Funds Index, and the Lipper Multi-Cap Value Funds Index are averages of the 30 largest funds in their respective Lipper category.


/(5)/The Dow Jones Industrial Average/SM/ is an unmanaged index generally representative of the U.S. stock market.

                                             (footnotes continued on next page)

                                                                YOUR INVESTMENT


/(6)/The Russell Midcap(R) Index measurers the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index. Previous performance comparisons have shown the Small/Mid Cap Value Fund compared to an equivalent investment in the S&P 500 Index. We are replacing this index with the Russell Midcap(R) Index as we believe the Russell Midcap(R) Index more accurately reflects the Fund's investment program.


/(7)/Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


/(8)/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

From time to time, the Mid Cap Disciplined Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other

YOUR INVESTMENT


factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(fees paid directly from your investment)

The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares.






ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

(expenses that are deducted from Fund assets)



                                                                         Net Annual
                                               Total         Contractual Operating Expenses
                Manage-                        Annual        Waivers     (after contractual
                ment            12b-1 Other    Operating     and/or      waivers and/or
Fund            Fee             Fee   Expenses Expenses/(3)/ Absorptions absorptions)/(3)/
-------------------------------------------------------------------------------------------
Dividend Income  0.58%/(1),(2)/  --    0.81%      1.39%          --            1.39%
Dow 30 Value     0.55%           --    0.87%      1.42%          --            1.42%
Mid Cap
  Disciplined    0.75%/(1)/      --    0.74%      1.49%          --            1.49%
Multi Cap
  Value          0.75%           --    0.83%      1.58%          --            1.58%
Small Company
  Value          0.75%/(1)/     0.25%  0.89%      1.89%          --            1.89%/(4)/
Small/Mid Cap
  Value          0.75%/(1)/     0.25%  1.86%      2.86%         0.86%          2.00%/(4)/
Strategic Value  0.75%/(1)/     0.25%  3.34%      4.34%         2.34%          2.00%/(4)/
-------------------------------------------------------------------------------------------


/(1)/The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.



/(2)/The Management Fee is affected by the Fund's performance. If the Fund's subadvisor had met certain performance criteria, the Management Fee would have been 0.70%


/(3)/The Dow 30 Value Fund, Mid Cap Disciplined Fund, Multi Cap Value Fund,
       Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for these Funds and the Dividend Income Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating expenses as of December 31, 2003, were 1.38% for the Dividend Income Fund, 1.38% for the Dow 30 Value Fund, 1.45% for the Mid Cap Disciplined Fund, 1.53% for the Multi Cap Value Fund, 1.71% for the Small Company Value Fund, 1.80% for the Small/Mid Cap Value Fund, and 1.85% for the Strategic Value Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.



                                             (footnotes continued on next page)

                                                                YOUR INVESTMENT


/(4)/We have contractually agreed to waive our fees and/or expenses for the Small Company Value Fund, the Small/Mid Cap Value Fund, and the Strategic Value Fund until May 1, 2005, to keep Total Annual Operating Expenses at no more than 2.00%.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


              Fund                1 Year 3 Years 5 Years 10 Years
              ---------------------------------------------------
              Dividend Income      $142  $  440  $  761   $1,669
              Dow 30 Value         $145  $  449  $  776   $1,702
              Mid Cap Disciplined  $152  $  471  $  813   $1,779
              Multi Cap Value      $161  $  499  $  860   $1,878
              Small Company Value  $192  $  594  $1,021   $2,212
              Small/Mid Cap Value  $203  $  805  $1,433   $3,124
              Strategic Value      $203  $1,104  $2,016   $4,350


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
--------------------------------------------------------------------------------

Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion as of February 29, 2004. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's mailing address is P.O. Box 2936, Milwaukee, WI 53201.



Strong is currently considering a number of strategic alternatives, including the sale of Strong. Strong has hired Goldman, Sachs & Co. to assist Strong in exploring this option.

YOUR INVESTMENT

As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.


             Fund                          For All Assets
             ------------------------------------------------------
             Dow 30 Value                      0.55%
             ------------------------------------------------------
             Multi Cap Value                   0.75%
             ------------------------------------------------------
                                 For Assets For the Next For Assets
                                 Under      $2 Billion   $6 Billion
                                 $4 Billion Assets       and Above
             ------------------------------------------------------
             Dividend Income       0.70%       0.675%      0.65%
             Mid Cap Disciplined   0.75%       0.725%      0.70%
             Small Company Value   0.75%       0.725%      0.70%
             Small/Mid Cap Value   0.75%       0.725%      0.70%
             Strategic Value       0.75%       0.725%      0.70%



SUBADVISOR FOR Dividend Income Fund. W.H. Reaves & Co., Inc. (Reaves) is the subadvisor for the Dividend Income Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, Reaves provides a continuous investment program for the Fund. This means Reaves selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Reaves began conducting business in 1961 and had over $1 billion under management as of February 29, 2004. Since 1977, its principal business has been providing continuous investment supervision to mutual funds and institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves may also act as a broker for the Dividend Income Fund. Reaves' mailing address is 10 Exchange Place, Jersey City, NJ 07302.


The following individuals are the Funds' Portfolio Managers.


ROBERT J. COSTOMIRIS, CFA manages the Mid Cap Disciplined Fund and the Small Company Value Fund and has earned the right to use the Chartered Financial Analyst(R) designation. Mr. Costomiris joined Strong in April 2001 as Portfolio Manager of the Mid Cap

                                                                YOUR INVESTMENT


Disciplined Fund and has managed the Small Company Value Fund since March 2002. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc., an investment management firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration degree in finance and accounting at the University of Chicago Graduate School of Business in 1995.



ERIC F. CRIGLER, CFA manages the Strategic Value Fund. He has managed the Fund since November 2003. Mr. Crigler joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst designation. Since January 1999, Mr. Crigler has been a manager of equity accounts. Mr. Crigler received his bachelor's degree in mathematics from Murray State University in 1990 and his master's of business administration degree in finance and economics from Indiana University in 1996.



WILLIAM A. FERER co-manages the Dividend Income Fund. He has been a Portfolio Manager and analyst for Reaves since 1987 and has co-managed the Dividend Income Fund since its inception in July 1993. He was a vice president of Reaves from 1987 to November 1997, an executive vice president of Reaves from November 1997 to February 2003, and has been a President of Reaves since February 2003. Mr. Ferer received his bachelor's degree from the University of Pennsylvania in 1971.



MARK D. LUFTIG co-manages the Dividend Income Fund. He has been an analyst of Reaves since January 1995 and has co-managed the Dividend Income Fund since that time. Mr. Luftig was a vice president of Reaves from January 1995 to November 1997 and has been an executive vice president of Reaves since November 1997. Mr. Luftig received his bachelor's degree in 1958, his master's of science degree from Columbia University in 1961, and his Juris Doctorate from Columbia School of Law in 1962.



KAREN E. MCGRATH, CFA manages the Dow 30 Value Fund. She joined Strong as a Portfolio Manager in September 1995 and has earned the right to use the Chartered Financial Analyst designation.

YOUR INVESTMENT


Ms. McGrath has managed the Dow 30 Value Fund since December 2000. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.



WILLIAM H. REAVES is the senior co-manager of the Dividend Income Fund. Mr. Reaves has been chief investment officer, Portfolio Manager, and utilities analyst of Reaves since 1961. He has managed the Dividend Income Fund since its inception in July 1993. Mr. Reaves was president of Reaves from 1961 to February 2003; he became Chairman of Reaves in February 2003. Mr. Reaves received his bachelor's of science degree from The Citadel in 1943 and his master's of arts degree from Columbia University in 1946.



I. CHARLES RINALDI manages the Multi Cap Value Fund and the Small/Mid Cap Value Fund. He joined Strong as a Portfolio Manager in November 1997 and has managed the Multi Cap Value Fund since May 2001 and the Small/Mid Cap Value Fund since March 2002. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.



RONALD J. SORENSON co-manages the Dividend Income Fund. He has been an executive vice president and Portfolio Manager of Reaves since November 2002. Prior to November 2002, he was a vice president and Portfolio Manager of Reaves since 1991. Mr. Sorenson has co-managed the Dividend Income Fund since its inception in July 1993. Mr. Sorenson received his bachelor's of arts degree from Stanford University in 1964 and his master's of business administration degree from Columbia University in 1968.

                                                                YOUR INVESTMENT


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

The United States Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Wisconsin Attorney General ("WAG"), and the Wisconsin Department of Financial Institutions ("WDFI") are investigating active trading of the Strong Funds by employees of Strong Capital Management, Inc. ("Strong"), including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters with the assistance of counsel and an independent consulting firm. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received one or more subpoenas from the West Virginia Attorney General ("WVAG") and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong's resignation as Chairman of the Strong Funds' Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds' Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.



Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the "Complaint"), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, "Canary"), which alleges that Canary engaged in certain improper trading practices characterized as "late-day trading" and "market timing" with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On

YOUR INVESTMENT


September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, the WVAG, and other regulatory agencies with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.



As of the date of this prospectus, Strong is aware of multiple class and derivative actions ("Actions") filed since September 4, 2003, with respect to the factual matters referenced in the Complaint and the subject matter of the regulatory investigations naming, among others, Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. On February 20, 2004, the United States Judicial Panel for Multi District Litigation ("MDL") ordered the transfer of those cases involving late trading or market timing in several mutual funds to the District of Maryland so they could be coordinated and possibly consolidated with other cases involving the same fund family. Several Actions naming Strong or one or more of its affiliates as a defendant were subject to this order, and it is expected that the MDL will soon order all or most of the other federal court Actions involving Strong to be transferred to the

                                                                YOUR INVESTMENT


District of Maryland as "tag-along actions." The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this prospectus and that the demands for relief would not materially differ from those described above.


AFFILIATED ADVISORY PROGRAMS
--------------------------------------------------------------------------------

Strong, on behalf of participants in programs managed by Strong, may invest a portion of the program's assets in any one Strong Fund that could represent a significant portion of the Fund's assets. In such instance, Strong's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.


INITIAL PUBLIC OFFERINGS
--------------------------------------------------------------------------------
Each Fund, except the Dow 30 Value Fund, may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's

YOUR INVESTMENT

total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS
--------------------------------------------------------------------------------
The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Funds may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The Dow 30 Value Fund, Mid Cap Disciplined Fund, Multi Cap Value Fund, Small Company Value Fund, and Small/Mid Cap Value Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region suggested by its name.

                                                                YOUR INVESTMENT


COMPARING THE FUNDS
--------------------------------------------------------------------------------
The following will help you to distinguish among the Funds and determine their suitability for your investment needs:


                       Equity     Bond     Foreign
       Fund            Range      Range    Range    Focus
       ------------------------------------------------------------------
       Dividend        80 to 100% 0 to 20% 0 to 20% Medium- and large-
       Income                                       capitalization,
                                                    dividend-paying
                                                    stocks
       Dow 30 Value    80 to 100% 0 to 20% 0%       Companies that make
                                                    up the Dow Jones
                                                    Industrial Average
       Mid Cap         80 to 100% 0 to 20% 0 to 25% Medium-
       Disciplined                                  capitalization
                                                    equity securities
       Multi Cap Value 80 to 100% 0 to 20% 0 to 30% Small-, medium-, and large-capitalization
                                                    equity securities
       Small Company   80 to 100% 0 to 20% 0 to 25% Small-capitalization
       Value                                        equity securities
       Small/Mid Cap   80 to 100% 0 to 20% 0 to 30% Small- and medium-
       Value                                        capitalization equity
                                                    securities
       Strategic Value 65 to 100% 0 to 35% 0 to 25% Small-, medium-, and large-capitalization
                                                    equity securities

------------------------------------------------------


THE DOW 30 VALUE FUND IS NOT SPONSORED BY DOW JONES

The Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and

YOUR INVESTMENT

trade names of Dow Jones and of the Dow Jones Industrial Average/SM/ which is determined, composed, and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing, or calculating the Dow Jones Industrial Average/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing, prices, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

                                                                YOUR INVESTMENT


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. Effective December 8, 2001, the Dividend Income Fund, formerly the American Utilities Fund, changed its name, investment strategy, and certain fundamental investment policies. Certain performance shown for the Dividend Income Fund is based on the historical performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies) from the inception of the Fund through December 7, 2001. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

YOUR INVESTMENT

STRONG DIVIDEND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31, Dec. 31, Dec. 31   Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA/(A)/     2003     2002     2001   2000/(b)/   2000     1999
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $11.85   $15.19   $17.49   $17.31    $17.18   $16.31
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                         0.16     0.15     0.35     0.07      0.37     0.37
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                    2.72    (3.09)   (2.30)    1.01      1.88     1.52
-------------------------------------------------------------------------------------
  Total From Investment
   Operations                     2.88    (2.94)   (1.95)    1.08      2.25     1.89
Less Distributions:
  From Net Investment
   Income                        (0.16)   (0.15)   (0.35)   (0.08)    (0.36)   (0.41)
  From Net Realized Gains           --    (0.25)      --    (0.82)    (1.76)   (0.61)
-------------------------------------------------------------------------------------
  Total Distributions            (0.16)   (0.40)   (0.35)   (0.90)    (2.12)   (1.02)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period  $14.57   $11.85   $15.19   $17.49    $17.31   $17.18
====================================================================================

RATIOS AND
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Total Return                    +24.5%   -19.8%   -11.2%    +6.6%    +15.4%   +11.8%
Net Assets, End of Period
 (In Millions)                    $141     $151     $234     $298      $260     $245
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.4%     1.4%     1.1%     1.0%*     1.0%     1.0%
Ratio of Expenses to
 Average Net Assets               1.4%     1.4%     1.1%     1.0%*     1.0%     1.0%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                       1.2%     1.0%     2.1%     2.5%*     2.3%     2.2%
Portfolio Turnover Rate/(c)/     92.2%   114.1%    76.9%     7.0%    106.8%    74.9%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)In 2000, the Fund changed its fiscal year-end from October to December.
(c)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                YOUR INVESTMENT

STRONG DOW 30 VALUE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003     2002     2001     2000     1999
------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $10.35   $12.44   $13.49   $14.22   $11.43
Income From Investment
 Operations:
  Net Investment Income (Loss)             0.12     0.09     0.07     0.06     0.05
  Net Realized and Unrealized
   Gains (Losses) on Investments           2.64    (2.09)   (1.05)   (0.73)    2.79
------------------------------------------------------------------------------------
  Total From Investment
   Operations                              2.76    (2.00)   (0.98)   (0.67)    2.84
Less Distributions:
  From Net Investment Income              (0.12)   (0.09)   (0.07)   (0.06)   (0.05)
------------------------------------------------------------------------------------
  Total Distributions                     (0.12)   (0.09)   (0.07)   (0.06)   (0.05)
------------------------------------------------------------------------------------
Net Asset Value, End of Period           $12.99   $10.35   $12.44   $13.49   $14.22
====================================================================================

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Total Return                             +26.7%   -16.1%    -7.3%    -4.8%   +24.9%
Net Assets, End of Period (In Millions)     $88      $88     $108     $160     $114
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.4%     1.4%     1.3%     1.2%     1.1%
Ratio of Expenses to Average
 Net Assets                                1.4%     1.4%     1.3%     1.2%     1.1%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     1.0%     0.8%     0.5%     0.5%     0.6%
Portfolio Turnover Rate                  123.0%   109.4%   110.6%    87.1%    64.8%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

YOUR INVESTMENT

STRONG MID CAP DISCIPLINED FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                        Dec. 31, Dec. 31,   Dec. 31,      Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA/(A)/              2003     2002       2001          2000        1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                               $14.85   $17.42   $15.50        $13.52        $10.00
Income From Investment
 Operations:
  Net Investment Income (Loss)             0.02     0.01    (0.02)        (0.00)/(b)/   (0.10)
  Net Realized and Unrealized
   Gains (Losses) on Investments           5.99    (2.06)    1.94          3.00          3.62
----------------------------------------------------------------------------------------------
  Total From Investment Operations         6.01    (2.05)    1.92          3.00          3.52
Less Distributions:
  From Net Investment Income              (0.02)      --       --         (0.06)           --
  From Net Realized Gains                 (0.71)   (0.52)   (0.00)/(b)/   (0.96)           --
----------------------------------------------------------------------------------------------
  Total Distributions                     (0.73)   (0.52)   (0.00)/(b)/   (1.02)           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $20.13   $14.85   $17.42        $15.50        $13.52
==============================================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Total Return                             +40.7%   -11.8%   +12.4%        +22.8%        +35.2%
Net Assets, End of Period (In Millions)    $315     $155      $92           $18            $6
Ratio of Expenses to Average
 Net Assets Before Expense Offsets         1.5%     1.5%     1.5%          1.9%          2.0%
Ratio of Expenses to Average
 Net Assets                                1.5%     1.5%     1.5%          1.9%          2.0%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     0.1%     0.1%    (0.2%)        (0.1%)        (0.9%)
Portfolio Turnover Rate                  251.5%   430.7%   647.6%        300.6%        245.7%


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)Amount calculated is less than $0.005.

                                                                YOUR INVESTMENT


STRONG MULTI CAP VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                               Dec. 31, Dec. 31, Dec. 31,   Sept. 30,       Sept. 30,     Sept. 30,
SELECTED PER-SHARE DATA/(A)/     2003     2002   2001/(b)/  2001/(c)/         2000          1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $40.13   $52.60   $45.71    $51.89        $46.10           $49.85
Income From Investment
 Operations:
  Net Investment Income
   (Loss)                        (0.24)   (0.20)   (0.05)     0.02         (0.00)/(d)(e)/    0.44
  Net Realized and Unrealized
   Gains (Losses) on
   Investments                   15.74   (12.27)    6.96     (6.20)         6.29            (3.83)
---------------------------------------------------------------------------------------------------
  Total From Investment
   Operations                    15.50   (12.47)    6.91     (6.18)         6.29            (3.39)
Less Distributions:
  From Net Investment
   Income                           --       --    (0.02)       --         (0.50)           (0.36)
---------------------------------------------------------------------------------------------------
  Total Distributions               --       --    (0.02)       --         (0.50)           (0.36)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period  $55.63   $40.13   $52.60    $45.71        $51.89           $46.10
===================================================================================================

RATIOS AND
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Total Return                    +38.6%   -23.7%   +15.1%    -11.9%        +13.7%            -6.9%
Net Assets, End of Period
 (In Millions)                    $237     $220     $353      $308          $402             $659
Ratio of Expenses to
 Average Net Assets
 Before Expense Offsets           1.6%     1.6%     1.5%*     1.6%          1.5%             1.4%
Ratio of Expenses to
 Average Net Assets               1.5%     1.6%     1.5%*     1.6%          1.5%             1.4%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                      (0.5%)   (0.4%)   (0.1%)*   (0.0%)/(d)/   (0.0%)/(d)/       0.6%
Portfolio Turnover Rate          65.0%    65.8%    18.1%     58.1%         52.2%            67.1%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)In 2001, the Fund changed its fiscal year-end from September to December.




(c)Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.


(d)Amount calculated is less than $0.005 or 0.05%.


(e)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

YOUR INVESTMENT


STRONG SMALL COMPANY VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003   2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.12   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.05)   (0.05)
  Net Realized and Unrealized Gains (Losses) on Investments       5.71    (0.83)
---------------------------------------------------------------------------------
  Total From Investment Operations                                5.66    (0.88)
Less Distributions:
  From Net Realized Gains                                        (0.87)      --
---------------------------------------------------------------------------------
  Total Distributions                                            (0.87)      --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $13.91   $ 9.12
=================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                                                    +62.5%    -8.8%
Net Assets, End of Period (In Millions)                            $40       $8
Ratio of Expenses to Average Net Assets Before Expense Offsets    1.9%     2.6%*
Ratio of Expenses to Average Net Assets                           1.7%     2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.9%)   (1.0%)*
Portfolio Turnover Rate                                         155.5%   200.5%


  *Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)For the period March 28, 2002 (inception date) to December 31, 2002.

                                                                YOUR INVESTMENT


STRONG SMALL/MID CAP VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003   2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.58   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.03)   (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments       4.46    (2.38)
---------------------------------------------------------------------------------
  Total From Investment Operations                                4.43    (2.42)
Less Distributions:
  From Net Investment Income                                        --       --
---------------------------------------------------------------------------------
  Total Distributions                                               --       --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $12.01   $ 7.58
=================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                                                    +58.4%   -24.2%
Net Assets, End of Period (In Millions)                             $9       $3
Ratio of Expenses to Average Net Assets Before Expense Offsets    2.9%     3.6%*
Ratio of Expenses to Average Net Assets                           1.8%     1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.6%)   (0.7%)*
Portfolio Turnover Rate                                         132.0%   107.7%



  *Calculated on an annualized basis


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period March 28, 2002 (inception date) to December 31, 2002.

YOUR INVESTMENT


STRONG STRATEGIC VALUE FUND -- INVESTOR CLASS

--------------------------------------------------------------------------------

                                                               Dec. 31, Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                     2003   2002/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 7.99   $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                    0.03     0.02
  Net Realized and Unrealized Gains (Losses) on Investments       2.07    (2.01)
---------------------------------------------------------------------------------
  Total From Investment Operations                                2.10    (1.99)
Less Distributions:
  From Net Investment Income                                     (0.03)   (0.02)
---------------------------------------------------------------------------------
  Total Distributions                                            (0.03)   (0.02)
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.06   $ 7.99
================================================================================

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Total Return                                                    +26.2%   -19.9%
Net Assets, End of Period (In Millions)                             $2       $1
Ratio of Expenses to Average Net Assets Before Expense Offsets    4.3%     5.9%*
Ratio of Expenses to Average Net Assets                           1.9%     1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets       0.3%     0.5%*
Portfolio Turnover Rate                                         139.3%    56.9%



  *Calculated on an annualized basis


(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


(b)For the period March 28, 2002 (inception date) to December 31, 2002.

                                                                   YOUR ACCOUNT



SHARE PRICE
--------------------------------
Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate.


FAIR VALUE PRICING


If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


FOREIGN SECURITIES

Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the

--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.

--------------------------------------------------------------------------------

YOUR ACCOUNT


domestic market, generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.


12B-1 FEES
--------------------------------------------------------------------------------

The Small Company Value Fund, the Small/Mid Cap Value Fund, and the Strategic Value Fund have each adopted a Rule 12b-1 distribution and service plan for its Investor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor) or others (e.g., broker-dealers and financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Investor Class shares and/or provide ongoing account services to distributors and shareholders. These services include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.


MANAGING YOUR ACCOUNT
--------------------------------------------------------------------------------
This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

ONLINE
At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent

                                                                   YOUR ACCOUNT


dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:


.. OPEN AN ACCOUNT

 Complete and submit our online application; or current investors may open an account by exchanging shares from another Strong account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.


.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase/SM/, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, address, and taxpayer identification number.


.. SELL SHARES

 For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. You may have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.


BY MAIL
Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

.. OPEN AN ACCOUNT
 Send a signed, completed application and a check or money order payable to Strong.

YOUR ACCOUNT


.. MAKE ADDITIONAL INVESTMENTS

 Send an Investment Form and a check or money order payable to Strong.


.. EXCHANGE SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong accounts with the same registered owners and taxpayer identification number.


.. SELL SHARES

 Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons and the account mailing address.


BY TELEPHONE

You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct, you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:


.. OPEN AN ACCOUNT
 For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.

.. MAKE ADDITIONAL INVESTMENTS

 With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.


.. EXCHANGE SHARES

 For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same registered owners, and taxpayer identification number.

                                                                   YOUR ACCOUNT


.. SELL SHARES
 For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

.. MAKE ADDITIONAL INVESTMENTS

 Automatic Investment Plan (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.


 Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

 Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

.. EXCHANGE SHARES
 The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.

.. SELL SHARES
 The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

YOUR ACCOUNT


BY WIRE

Please call a customer service representative for wire instructions. Please note, your purchase order cannot be accepted until your wire payment is received by the Fund's agent. You can manage your account by wire in the following ways:



.. OPEN AN ACCOUNT


 Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.


.. MAKE ADDITIONAL INVESTMENTS

.. SELL SHARES

 For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.


THROUGH THIRD PARTIES

When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund may require financial intermediaries to transact through a registered clearing agency, such as the National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:


.. OPEN AN ACCOUNT

.. MAKE ADDITIONAL INVESTMENTS

                                                                   YOUR ACCOUNT


.. EXCHANGE SHARES

.. SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for hours, directions, and the locations of our other Investor Centers.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
When buying shares, you must meet the following investment minimum requirements:


                                  Initial Investment Additional Investment
                                  Minimum            Minimum
      --------------------------------------------------------------------
      Regular accounts            $2,500                     $100
      Coverdell Education Savings $1,000                     $100
      Accounts, traditional IRAs,
      Roth IRAs, SEP IRAs, and
      UGMA/UTMA accounts
      SIMPLE IRAs and 403(b)(7),  the lesser of              $ 50
      Keogh, Pension Plan, Profit $250 or $25
      Sharing Plan, and           per month
      401(k) Plan accounts*

--------------------------------------------------------------------------------

*If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

YOUR ACCOUNT


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
ACCOUNT OPTIONS AND SERVICES

Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.



CUSTOMER IDENTIFICATION REQUIREMENT


We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.


DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

                                                                   YOUR ACCOUNT


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.




PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES

We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.

YOUR ACCOUNT


RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

.. INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call
  1-800-368-3863.

.. QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we may mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations, the account balance is less than the requested amount, we may redeem the remaining account balance.

                                                                   YOUR ACCOUNT

In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.


SHORT-TERM TRADING


The Fund attempts to deter short-term trading that may be disruptive to the efficient management of the Fund. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions (including exchanges) are executed; and (4) the Fund's asset size. Shareholders who engage in such trading may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities;
(2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a refusal of, change to, discontinuance of, or temporary suspension of any or all account services.



Although the Fund attempts to deter this type of trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholder in such accounts. Therefore, the Fund cannot always know about or reasonably be expected to detect potentially disruptive short-term trading.



If the Fund is unable to deter this type of trading, it may adversely affect the long-term performance of the Fund by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at a disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

YOUR ACCOUNT


SIGNATURE GUARANTEES

A Medallion signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:



.. When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account,



.. When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners,



.. When transferring the ownership of an account to another individual or organization,



.. When requesting to redeem or redeposit shares that have been issued in certificate form,


.. If adding/changing a name or adding/removing an owner on an account, and

.. If adding/changing the beneficiary on a transfer-on-death account.


A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).


A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the

                                                                   YOUR ACCOUNT

instructions were genuine. For transactions through our automated voice recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS
--------------------------------------------------------------------------------
DISTRIBUTION POLICY

To the extent they are available, each Fund, except the Dividend Income Fund, generally pays you dividends from net investment income and distributes net realized capital gains at least annually. To the extent they are available, the Dividend Income Fund generally pays you dividends from net investment income quarterly and distributes net realized capital gains at least annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the

YOUR ACCOUNT

current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

               TAXES
                                               --------------------------------
               TAXABLE DISTRIBUTIONS

               For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Dow 30 Value Fund, the Mid Cap Disciplined Fund, the Small Company Value Fund, the Small/Mid Cap Value Fund, and the Strategic Value Fund may increase the amount of distributions that you receive from the Fund.


48



--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.

--------------------------------------------------------------------------------

                                                                   YOUR ACCOUNT


RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.


YEAR-END TAX STATEMENT


To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends (designating qualified dividend income), and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING

By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

                                                                             49



--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
.. Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

.. Selling shares of a Fund at a loss if you have purchased (including by reinvesting dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.


--------------------------------------------------------------------------------

YOUR ACCOUNT

RESERVED RIGHTS
--------------------------------------------------------------------------------
We reserve the right to:


.. Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.



.. Reject any purchase request for any reason, including exchanges from other
  Strong Funds and automatic investment plan purchases.


.. Change the minimum or maximum investment amounts.


.. Delay sending out redemption proceeds for up to seven days


.. Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

.. Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.

.. Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

.. Waive the initial investment minimum at our discretion.

.. Reject any purchase or redemption request that does not contain all required documentation.

.. Amend or terminate purchases in kind at any time.

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:


           BY TELEPHONE                     FOR HEARING-IMPAIRED
           1-414-359-1400 or 1-800-368-3863 (TDD)  1-800-999-2780

           BY MAIL                          BY OVERNIGHT DELIVERY
           Strong Funds                     Strong Funds
           P.O. Box 2936                    900 Heritage Reserve
           Milwaukee, WI 53201-2936         Menomonee Falls, WI 53051

             ON THE INTERNET                    BY E-MAIL
             View online or download documents: service@Strong.com
             Strong Funds: www.Strong.com
             SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Funds are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.



Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656
Strong Dow 30 Value Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100
Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100

Strong Multi Cap Value Fund, a series of Strong Equity Funds II, Inc., SEC file number 811-04384

Strong Small Company Value Fund, a series of Strong Equity Funds II, Inc., SEC file number: 811-04384

Strong Small/Mid Cap Value Fund, a series of Strong Equity Funds II, Inc., SEC file number 811-04384




Strong Strategic Value Fund, a series of Strong Equity Funds II, Inc., SEC file number: 811-04384

          Please find STRONG'S PRIVACY POLICY inside this back cover.


                       RT43460 05-04 0405VLU/WH3264 05-04

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")




STRONG ASIA PACIFIC FUND, a series fund of Strong Asia Pacific Fund, Inc. STRONG BALANCED FUND, a series fund of Strong Balanced Fund, Inc.
STRONG BLUE CHIP FUND, a series fund of Strong Conservative Equity Funds, Inc. STRONG DISCOVERY FUND, a series fund of Strong Discovery Fund, Inc.
STRONG DIVIDEND INCOME FUND, a series fund of Strong Conservative Equity Funds,
 Inc.
STRONG DOW 30 VALUE FUND,* a series fund of Strong Equity Funds, Inc.
STRONG ENDEAVOR FUND, a series fund of Strong Opportunity Fund, Inc.
STRONG ENERGY FUND, a series fund of Strong Conservative Equity Funds, Inc. STRONG ENTERPRISE FUND, a series fund of Strong Equity Funds, Inc.
STRONG GROWTH FUND, a series fund of Strong Equity Funds, Inc.
STRONG GROWTH 20 FUND, a series fund of Strong Equity Funds, Inc.
STRONG GROWTH AND INCOME FUND, a series fund of Strong Conservative Equity
 Funds, Inc.
STRONG LARGE CAP CORE FUND, a series fund of Strong Equity Funds, Inc.
STRONG LARGE CAP GROWTH FUND, a series fund of Strong Large Cap Growth Fund,
 Inc.
STRONG LARGE COMPANY GROWTH FUND, a series fund of Strong Equity Funds, Inc. STRONG MID CAP DISCIPLINED FUND, a series fund of Strong Equity Funds, Inc. STRONG MULTI CAP VALUE FUND, a series fund of Strong Equity Funds II, Inc. STRONG OPPORTUNITY FUND, a series fund of Strong Opportunity Fund, Inc.
STRONG OVERSEAS FUND, a series fund of Strong International Equity Funds, Inc. STRONG SMALL COMPANY VALUE FUND, a series fund of Strong Equity Funds II, Inc.

STRONG SMALL/MID CAP VALUE FUND, a series fund of Strong Equity Funds II, Inc.

STRONG STRATEGIC VALUE FUND, a series fund of Strong Equity Funds II, Inc. STRONG TECHNOLOGY 100 FUND, a series fund of Strong Equity Funds, Inc. STRONG U.S. EMERGING GROWTH FUND, a series fund of Strong Equity Funds, Inc. STRONG VALUE FUND, a series fund of Strong Equity Funds, Inc.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site: www.Strong.com


Throughout this SAI, the "Fund" refers to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the appropriate Fund dated May 1, 2004. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.



                                   May 1, 2004


RT43819 05-04                                                 GRWTS/WH4014 05-04

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*The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial Average(SM) which is determined, composed and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.
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DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.
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TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................5
COMPARING THE FUNDS............................................................9
INVESTMENT POLICIES AND TECHNIQUES............................................10


   Strong Asia Pacific Fund...................................................10
   Strong Balanced Fund.......................................................10
   Strong Blue Chip Fund......................................................10
   Strong Discovery Fund......................................................11
   Strong Dividend Income Fund................................................11
   Strong Dow 30 Value Fund...................................................12
   Strong Endeavor Fund.......................................................12
   Strong Energy Fund.........................................................12
   Strong Enterprise Fund.....................................................13
   Strong Growth Fund.........................................................13
   Strong Growth 20 Fund......................................................14
   Strong Growth and Income Fund..............................................14
   Strong Large Cap Core Fund.................................................15
   Strong Large Cap Growth Fund...............................................15
   Strong Large Company Growth Fund...........................................15
   Strong Mid Cap Disciplined Fund............................................16
   Strong Multi Cap Value Fund................................................16
   Strong Opportunity Fund....................................................18
   Strong Overseas Fund.......................................................18
   Strong Small Company Value Fund............................................18
   Strong Small/Mid Cap Value Fund............................................19
   Strong Strategic Value Fund................................................19
   Strong Technology 100 Fund.................................................20
   Strong U.S. Emerging Growth Fund...........................................20
   Strong Value Fund..........................................................20
   Asset-Backed Debt Obligations..............................................21
   Borrowing..................................................................22
   Cash Management............................................................22
   Convertible Securities.....................................................22
   Debt Obligations...........................................................23
   Depositary Receipts........................................................23
   Derivative Instruments.....................................................24
   Energy Companies...........................................................34
   Exchange-Traded Funds......................................................34
   Foreign Investment Companies...............................................34

   Foreign Risk...............................................................33

   Governmental/Municipal Obligations.........................................36
   High-Yield (High-Risk) Securities..........................................37
   Illiquid Securities........................................................39
   Inflation-Indexed Securities...............................................40
   Lending of Portfolio Securities............................................40
   Mortgage-Backed Debt Securities............................................41
   Preferred Stock............................................................42
   Repurchase Agreements......................................................42
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................43
   Sector Concentration.......................................................41
   Short Sales................................................................44

   Small and Medium Companies.................................................44
   Sovereign Debt.............................................................44
   Standby Commitments........................................................46
   Technology Companies.......................................................46
   Temporary Defensive Position...............................................47
   U.S. Government Securities.................................................47
   Variable- or Floating-Rate Securities......................................47
   Warrants...................................................................48
   When-Issued and Delayed-Delivery Securities................................49
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................49
DIRECTORS AND OFFICERS........................................................50
PRINCIPAL SHAREHOLDERS........................................................56
INVESTMENT ADVISOR............................................................65
INVESTMENT SUBADVISOR.........................................................75
   Dividend Income Fund.......................................................75


   Energy Fund................................................................77
   U.S. Emerging Growth Fund..................................................78
   Value Fund.................................................................79
ADMINISTRATOR.................................................................81
DISTRIBUTOR...................................................................89
DISTRIBUTION PLAN.............................................................89
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................92
CUSTODIAN....................................................................101
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.................................102
TAXES........................................................................107
DETERMINATION OF NET ASSET VALUE.............................................111
ADDITIONAL SHAREHOLDER INFORMATION...........................................112
ORGANIZATION.................................................................116
SHAREHOLDER MEETINGS.........................................................119


INDEPENDENT AUDITORS.........................................................122


LEGAL COUNSEL................................................................122
FINANCIAL STATEMENTS.........................................................123
APPENDIX A - DEFINITION OF CREDIT RATINGS....................................124
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS.............................131
APPENDIX C - SHARE CLASSES...................................................132

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

The following section applies to each Fund, except the Multi Cap Value Fund. Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

With respect to the Dow 30 Value Fund and the Growth 20 Fund, Fundamental Investment Limitation No. 1 does not apply because the Funds are nondiversified.

"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.

Fundamental Investment Limitation No. 7 applies to the Energy Fund, except that, under normal market conditions, the Fund will invest more than 25% of its total assets in the securities of issuers in the energy and natural resources industry.

Fundamental Investment Limitation No. 7 applies to the Technology 100 Fund, except that, under normal conditions, the Technology 100 Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services.

The following section applies to the Multi Cap Value Fund only.
Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations which, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund may not:

1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

3. Make investments for the purposes of exercising control or management of any company.

4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. Government securities, in securities issued by companies primarily engaged in the same industry.

6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

"Industry" classifications under Fundamental Investment Limitation No. 5 are based on the O'Neil Composite, as amended, or such other comparable published classification as the Advisor shall select.

The following section applies to each Fund, except the Multi Cap Value Fund. Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.


6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.


7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.


9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60 days' advance notice to the Fund's shareholders.



Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.



Non-Fundamental Policy No. 9 applies only to the, Asia Pacific Fund, Blue Chip Fund, Dow 30 Value Fund, Energy Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Company Growth Fund, Mid Cap Disciplined Fund, Overseas Fund, Small Company Value Fund, Small/Mid Cap Value Fund, Technology 100 Fund, and U.S. Emerging Growth Fund.

The following section applies to the Multi Cap Value Fund only.
Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:


1. Invest in the securities of a foreign issuer or depositary receipts for such securities, if at the time of acquisition more than 30% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 30% of its assets in securities of foreign issuers or depositary receipts which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depositary receipts are traded in U.S. dollars.)


2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

3. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

4. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

5. Transactions in options shall not be deemed to constitute purchasing securities on margin or selling securities short for purposes of the Fund's fundamental investment restrictions.

6. Make changes to the investment policy requiring a fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, at a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowing for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                               COMPARING THE FUNDS

                            Anticipated
                               Equity     Maximum Debt    Foreign Securities
Fund                          Exposure   Exposure/(1)/         Exposure
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Asia Pacific Fund             80-100%               20%         80-100%
Balanced Fund                  30-70%               70%           0-25%
Blue Chip Fund                80-100%               20%  See investment policy
Discovery Fund                 0-100%              100%           0-25%
Dividend Income Fund          80-100%               20%           0-30%
Dow 30 Value Fund             80-100%               20%              0%
Endeavor Fund                 65-100%               35%           0-25%
Energy Fund                   80-100%               20%           0-25%
Enterprise Fund               80-100%               20%           0-25%
Growth Fund                   65-100%               35%           0-25%
Growth 20 Fund                65-100%               35%           0-25%
Growth and Income Fund        65-100%               35%           0-25%
Large Cap Core Fund           80-100%               20%           0-25%
Large Cap Growth Fund         80-100%               20%           0-25%
Large Company Growth Fund     80-100%               20%           0-25%
Mid Cap Disciplined Fund      80-100%               20%           0-25%
Multi Cap Value Fund          80-100%               20%           0-30%
Opportunity Fund              70-100%               30%           0-25%
Overseas Fund                 80-100%               20%         80-100%
Small Company Value Fund      80-100%               20%           0-25%
Small/Mid Cap Value Fund      80-100%               20%           0-30%
Strategic Value Fund          65-100%               35%           0-25%
Technology 100 Fund           80-100%               20%           0-25%
U. S. Emerging Growth Fund    80-100%               20%           0-20%
Value Fund                    65-100%               35%           0-15%

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/(1)/ Strong Capital Management, Inc. (the "Advisor") may invest up to 100% of each Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

                       INVESTMENT POLICIES AND TECHNIQUES




Strong Asia Pacific Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies incorporated in Asia or the Pacific Basin (excluding the U.S.).
.. The Fund may invest up to 20% of its net assets in equity or debt securities of issuers located outside the Asia and the Pacific Basin region, including the U.S.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Balanced Fund

.. Under normal conditions, the Fund's net assets will be allocated according to a benchmark of 30%-70% equities and 30%-70% bonds. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
..  The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Blue Chip Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of investment. (collectively, "Blue Chip Companies").
..  Generally, the Fund will not have a position in any company greater than 5%
   of the Fund's net assets.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Fund typically maintains representation in as many market sectors as possible, but may concentrate in any sectors represented by the Blue Chip Companies.
.. The Fund may invest in dollar-denominated foreign securities to the extent that they are issued by Blue Chip Companies.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Discovery Fund


.. The Fund may invest up to 100% of its assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may also invest up to 100% of its assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Dividend Income Fund


.. Under normal conditions, the Fund will invest at least 80% of its total assets in large- and medium-capitalization, dividend paying, common stocks. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. Medium-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment.
.. Up to 20% of the Fund's total assets may be invested in any type of security, including debt obligations and other equity securities such as preferred stocks and securities convertible into common stocks (e.g., warrants and convertible bonds).
..  Up to 5% of the Fund's net assets may be invested in non-investment-grade debt securities.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
..  W.H. Reaves & Co., Inc. ("Reaves"), the Fund's subadvisor, may invest up to
   100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Reaves determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Dow 30 Value Fund

.. With approximately 50% of the Fund's net assets, the Fund will maintain price-weighted positions in each of the 30 Dow Jones Industrial Average
   (DJIA) companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies.
.. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions.
..  The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade fixed income securities.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Endeavor Fund

.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks and securities that are convertible into common stocks, such as warrants and convertible bonds of companies of any size.
.. The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government bonds, preferred stocks, and securities that are convertible into preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 5% of its net assets in non-investment-grade bonds, preferred stocks, and securities convertible into preferred stocks (e.g., rated BB or lower by Standard & Poor's).
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Energy Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of energy companies. The Fund intends to focus on mid- and large-cap stocks that pay current dividends and offer potential growth of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
.. Energy companies include companies that, at the time of investment, Scarborough Investment Advisers, LLC ("Scarborough"), the Fund's subadvisor, believes have at least 50% of (1) assets that relate to, or (2) revenues or profits that are derived from the discovery, development, production, refinement, generation, transmission, transportation, measurement, or distribution of energy, the development and contribution of technologies and processing services for the production, control, or efficient use of energy, the furnishing of related supplies or services, research, experimentation, and marketing related to energy and the solution of energy problems. Such companies may also own or control oil, gas, or other mineral leases (which may or may not produce recoverable energy resources), rights, or royalty interests, and/or provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.
.. Energy sources include, but are not limited to, oil, natural gas, electricity, coal, nuclear power, and renewable energy sources, such as wind, solar, and geothermal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for investment by the Fund.
..  Up to 20% of the Fund's net assets may be invested in any type of security, including debt obligations.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt securities.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Scarborough may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Scarborough determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Enterprise Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Although the Fund will primarily invest in the equity securities of small- and mid-size companies, it may invest in companies of any capitalization range.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Growth Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Growth 20 Fund


.. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

.. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Growth and Income Fund

.. Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities. The Fund intends to focus on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government debt obligations.

.. The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Large Cap Core Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund may also invest in medium-capitalization companies.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Large Cap Growth Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.

.. The Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.

.. The Fund may invest up to 5% of its net assets in non-investment-grade bonds. .. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Large Company Growth Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of approximately 50 large-capitalization companies, which, for purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.
.. Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stock (e.g., convertible bonds and convertible preferred stocks).
.. The Fund may invest up to 20% of its net assets in debt obligations, including corporate bonds, notes, rights and warrants, as well as short-term obligations.

.. The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
..  The Fund expects to remain within 5% of the sector allocation proportions in the Russell 1000 Growth Index on a weekly basis.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Mid Cap Disciplined Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of the Fund's investment. In general, medium-capitalization companies often involve greater risks than investments in larger, established companies.

.. The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Multi Cap Value Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.


.. The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
..  The Fund may invest up to 30% of its net assets in options.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Opportunity Fund


.. Under normal conditions, the Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Overseas Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in foreign equity securities, which may include stocks from emerging markets, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are incorporated outside the U.S.

..  The Fund may invest up to 20% of its net assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Small Company Value Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-capitalization companies. For the purposes of this Fund, small-capitalization companies are those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of the Fund's investment.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Small/Mid Cap Value Fund


.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-, medium-, and large-capitalization companies.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Strong Strategic Value Fund

.. Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Technology 100 Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
.. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

.. The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong U.S. Emerging Growth Fund

.. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of U.S. issuers that Next Century Growth Investors, LLC ("Next Century"), the Fund's subadvisor, believes have relatively strong long-term growth potential in revenues and profitability, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
.. The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Next Century may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Next Century determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Strong Value Fund


.. Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.
.. The Fund may, however, invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
..  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
.. The Fund may invest up to 15% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
.. Sloate, Weisman, Murray & Company, Inc. ("Sloate"), the Fund's subadvisor, may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S.

   Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Sloate determines that a temporary defensive position is advisable.
.. The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
.. The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes.


The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise. Where relevant, references to Strong Capital Management, Inc., the Funds' Advisor, include the Subadvisor, unless noted otherwise.


Asset-Backed Debt Obligations

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.


While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Borrowing

The following paragraphs apply to each Fund, except the Multi Cap Value Fund. The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.


The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.



The following paragraph applies to the Multi Cap Value Fund only.
To the extent not inconsistent with its fundamental investment limitations, the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing. However, the Fund may only borrow money for temporary or emergency purposes not to exceed 5% of the Fund's total assets. The Fund has established a LOC with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks for the LOC.


Cash Management

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Debt Obligations

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

Price Volatility. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

Maturity. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

Credit Quality. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

The following section applies to each Fund, except the Dow 30 Value Fund. Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivative Instruments

In General. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.


Managing Risk/Market Exposure. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain types of investments (e.g., equity, debt, foreign securities, and floating-rate debt securities) or to certain commodities whose prices are related to certain securities in which the Fund may invest. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.



Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions, are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.



Risks. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.



(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.


(2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.


The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.



Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues, as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets, and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.


The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.


"Swap" Derivative Transactions. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.


Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

The following section applies to the Energy Fund only.
Energy Companies

The Energy Fund will invest in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, trading, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. In addition, the Energy Fund may invest in companies involved in the discovery and development of energy, or companies that own or control oil, gas, or other mineral leases, rights, or royalty interests. The Energy Fund may also invest in companies that develop and contribute technologies and processing services for the production or efficient use of energy, or that provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.

To the extent the Energy Fund invests in energy companies, the Fund's performance will depend in part on conditions in the field of energy. The securities of these companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Exchange-Traded Funds


Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT") that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.


The following section applies to each Fund, except the Dow 30 Value Fund. Foreign Investment Companies

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

The following section applies to each Fund, except the Dow 30 Value Fund. Foreign Risks

Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards as the U.S. and other developed countries. The Fund also has the risk that its net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.



The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities and the Fund's transaction and settlement costs for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.



Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.



In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.



Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund. A summary of certain common types of debt obligations affected by foreign risks is presented below:



Non-dollar Bonds (International Bonds). Foreign governments, U.S. and international agencies, and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar. These types of debt instruments are usually known as "non-dollar bonds." For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above. While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar. Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience. Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a "basket" of securities ("managed float" or "peg") can in fact gain or lose value in U.S. dollar terms. Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies. While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

Yankee Bonds. "Yankee" bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called "Yankee issuers") paying interest and principal in U.S. dollars. Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations. U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer. For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar. Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory, and disclosure risks discussed above.



U.S. Subsidiary Bonds. A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company. Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders. However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary's bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company's business prospects are affected by such foreign risks.



U.S. Multi-National Bonds. A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States). The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company. A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies. If issued by the subsidiary company in a foreign currency, a U.S. Multinational bond embodies the same foreign currency risks described above for Non-Dollar bonds. If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain. Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations. Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.



U.S. Dollar Foreign Bonds. U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars. Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds. (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or U.S. parent that issue debt instruments themselves. Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level--and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a "foreign security" while the other bond categorized as a U.S. security).


Governmental/Municipal Obligations

In General. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset, and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.


Mortgage-Backed Bonds. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

Participation Interests. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.


Pass-Through Certificates. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit, guarantee, or liquidity provider and, if the pass through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.


The following section applies to each Fund, except the Dow 30 Value and Technology 100 Funds.
High-Yield (High-Risk) Securities


In General. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.


Effect of Interest Rates. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.



All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.


Decreased Fund Liquidity As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.




Prepayment Risk. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium- quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


Credit Ratings. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Legislation. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


Illiquid Securities


The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act, ("Restricted Securities") such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIBs") under the Securities Act ("144A Securities") and
Section 4(2) commercial paper, and are generally deemed illiquid, but may be considered liquid under guidelines adopted by the Fund's Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of Restricted Securities include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities, and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may purchase unregistered equity securities at a discount in a private placement, issued by public companies seeking capital quickly (a private investment in public equity or a "PIPE"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is complete, the PIPE securities are restricted and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPE shares to be illiquid during this time period. In addition, PIPEs are subject to the risk that the public company is unable to publicly register the PIPE securities by the agreed public registration date.


The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.


The following section applies to each Fund, except the Blue Chip Fund.

Inflation-Indexed Securities

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

Lending of Portfolio Securities


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.

Mortgage-Backed Debt Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Preferred Stock

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

Repurchase Agreements

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

The following paragraph applies to the Asia Pacific Fund and the Overseas Fund only.

In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

Reverse Repurchase Agreements and Mortgage Dollar Rolls


The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing by the Fund and subject to the rules regarding Fund borrowings described above. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repay principal and accrued interest under these reverse repurchase agreements.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities sold during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the proceeds of these mortgage dollar roll and reverse repurchase transactions, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.


Sector Concentration


From time to time, the Fund may invest substantially in one or more particular sectors. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Basic Materials Sector. Companies in this sector are subject to legislative or regulatory changes, adverse market conditions, and increased competition affecting basic materials. The prices for securities of companies in this sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Consumer Cyclicals Sector. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples Sector. Companies in this sector are subject to the general state of the economy, intense competition, product cycles, consumer spending preferences, product liability claims or product recalls, and government regulation affecting the permissibility of using various food additives and production methods.

Energy Sector. Companies in this sector are subject to fluctuations in the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.


Financial Sector. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare Sector. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Technology Sector. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings

The following section applies to each Fund, except the Multi Cap Value Fund. Short Sales

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Small and Medium Companies

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium-capitalization companies may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more-established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.

The following section applies to each Fund, except the Blue Chip Fund. Sovereign Debt

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below) and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.


The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.


Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity; (2) the collateralized interest payments, if any; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


The following section applies to each Fund, except the Dow 30 Value Fund. Standby Commitments

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

The following section applies to the Technology 100 Fund only.
Technology Companies

The Technology 100 Fund will invest in the equity securities of technology companies. Companies that develop or rely on technology often face high price volatility and wide variations in performance. This is because technology companies can be significantly effected by obsolescence of existing product, competition, a less diversified product line, short production cycles, and falling prices and profits.

Due to the Fund's concentration of investments in the technology industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the technology industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

Temporary Defensive Position

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:

..  U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
..  The Federal Housing Administration, Farmers Home Administration,
   Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
..  The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the
   Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
.. The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
.. The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.


Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.


Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.


Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.


Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.


Each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's average effective portfolio maturity, the Fund (except money market funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.


Warrants

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

The following section applies to each Fund, except the Dow 30 Value and Technology 100 Funds.
When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

                             DIRECTORS AND OFFICERS

The Board of Directors (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information, are shown below. Each officer and Director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.

All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with the applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year. The Independent Directors have also convened by telephone and in person on numerous occasions since September 2003 to discuss a number of current issues, including the regulatory investigations relating to market timing.

                                                Date First
                                                Elected or
                                Positions       Appointed       Principal Occupations
 Name, Address, and Age       Held With Funds   to Office        During Past 5 Years      Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Willie D. Davis              Director            July 1994    President and Chief         Director of Wisconsin Energy
161 North La Brea                                             Executive Officer of All    Corporation (formerly WICOR,
Inglewood, CA 90301                                           Pro Broadcasting, Inc.      Inc.) (a utility company) since
Age 69                                                        since 1977.                 1990, Metro-Goldwyn-Mayer, Inc.
                                                                                          (an entertainment company) since
                                                                                          1998, Bassett Furniture
                                                                                          Industries, Inc. since 1997,
                                                                                          Checker's Drive-In Restaurants,
                                                                                          Inc. (formerly Rally's
                                                                                          Hamburgers, Inc.) since 1994,
                                                                                          Johnson Controls, Inc. (an
                                                                                          automotive systems and facility
                                                                                          management company) since 1992,
                                                                                          MGM Mirage (formerly MGM Grand,
                                                                                          Inc.) (an entertainment/hotel
                                                                                          company) since 1990, Dow
                                                                                          Chemical Company since 1988,
                                                                                          Sara Lee Corporation (a
                                                                                          food/consumer products company)
                                                                                          since 1983, Alliance Bank since
                                                                                          1980, and Manpower Inc. (a
                                                                                          world-wide provider of staffing
                                                                                          services) since 2001; and Kmart
                                                                                          Corporation (a discount consumer
                                                                                          products company) from 1985 to
                                                                                          2003, and Trustee of the
                                                                                          University of Chicago since 1980
                                                                                          and Marquette University since
                                                                                          1988.

                                                Date First
                                                Elected or
                                Positions       Appointed       Principal Occupations
 Name, Address, and Age       Held With Funds   to Office        During Past 5 Years      Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Stanley Kritzik              Director          January 1995   Partner of Metropolitan     Director of Wisconsin Health
1123 North Astor Street                                       Associates (a real estate   Information Network since
Milwaukee, WI 53202                                           firm) since 1962.           November 1997, and Health
Age 74                       Chairman of the     July 2000                                Network Ventures, Inc. from 1992
                             Audit Committee                                              to April 2000; Member of the
                                                                                          Board of Governors of Snowmass
                                                                                          Village Resort Association from
                                                                                          October 1999 until October 2002,
                                                                                          and Director of Aurora Health
                                                                                          Care from September 1987 to
                                                                                          September 2002.

William F. Vogt              Director          January 1995   Senior Vice President of                 None
P.O. Box 7657                                                 IDX Systems Corporation (a
Avon, CO 81620                                                management consulting
Age 56                       Chairman of the   January 1995   firm) since June 2001;
                             Independent                      President of Vogt
                             Directors                        Management Consulting,
                             Committee                        Inc. from July 1990 to
                                                              June 2001; former Fellow
                                                              of the American College of
                                                              Medical Practice
                                                              Executives.

Neal Malicky                 Director          December 1999  President Emeritus of       Director of Aspire Learning
4608 Turnberry Drive                                          Baldwin-Wallace College     Corporation since June 2000;
Lawrence, KS 66047                                            since July 2000;            Trustee of Southwest Community
Age 69                                                        Chancellor of               Health Systems, Cleveland
                                                              Baldwin-Wallace College     Scholarship Program, and The
                                                              from July 1999 to June      National Conference for
                                                              2000; President of          Community and Justice until
                                                              Baldwin-Wallace College     2001; President of the National
                                                              from July 1981 to June      Association of Schools and
                                                              1999.                       Colleges of the United Methodist
                                                                                          Church, Chairperson of the
                                                                                          Association of Independent
                                                                                          Colleges and Universities of
                                                                                          Ohio, and Secretary of the
                                                                                          National Association of
                                                                                          Independent Colleges and
                                                                                          Universities until 2001.

Gordon B. Greer              Director          March 2002     Of Counsel for Bingham                   None
P.O. Box 2936                                                 McCutchen LLP (a law firm
Milwaukee, WI 53201                                           previously known as
Age 72                                                        Bingham Dana LLP) from
                                                              1997 to February 2002.

                                                              From 1967 to 1997, Mr.
                                                              Greer served as Partner of
                                                              Bingham McCutchen. On
                                                              behalf of Bingham
                                                              McCutchen, Mr. Greer
                                                              provided representation to
                                                              the disinterested
                                                              directors of the Strong
                                                              Funds from 1991 to
                                                              February 2002. Bingham
                                                              McCutchen has provided

                                                Date First
                                                Elected or
                                Positions       Appointed       Principal Occupations
 Name, Address, and Age       Held With Funds   to Office        During Past 5 Years      Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                              representation to the
                                                              Independent Directors of
                                                              the Strong Funds since
                                                              1991.

Officers

Ane K. Ohm                   Anti-Money        November 2002  Anti-Money Laundering                    None
P.O. Box 2936                Laundering                       Compliance Officer of
Milwaukee, WI 53201          Compliance                       Strong Financial
Age 34                       Officer                          Corporation since February
                                                              2003; Assistant Executive
                                                              Vice President of Strong
                                                              Financial Corporation
                                                              since November 2003;
                                                              Assistant Executive Vice
                                                              President of the Advisor
                                                              since December 2001;
                                                              Director of Mutual Fund
                                                              Administration of Strong
                                                              Investor Services, Inc.,
                                                              since April 2001; Vice
                                                              President of Strong
                                                              Investor Services, Inc.
                                                              since December 2001;
                                                              Marketing Services Manager
                                                              of Strong Investments,
                                                              Inc., from November 1998
                                                              to April 2001.

Phillip O. Peterson          Independent       January 2004   Mutual fund industry        Director of The Hartford Group
11155 Kane Trail             President                        consultant from August      of Mutual Funds (71 funds) since
Northfield, MN 55057                                          1999 until December 2003;   2002; Director of the Fortis
Age 59                                                        Partner KPMG LLP from 1981  Mutual Fund Group (38 funds)
                                                              until July 1999.            from 2000 until 2002.

Richard W. Smirl             Vice President    February 2002  Senior Counsel of Strong                 None
P.O. Box 2936                                                 Financial Corporation
Milwaukee, WI 53201                                           since December 2001;
Age 36                       Secretary         November 2001  Secretary of Strong
                                                              Financial Corporation
                                                              since February 2003;
                                                              Assistant Secretary of
                                                              Strong Financial
                                                              Corporation from December
                                                              2001 to February 2003;
                                                              Chief Legal Officer of the
                                                              Advisor since February
                                                              2003; Assistant Executive
                                                              Vice President of the
                                                              Advisor since December
                                                              2001; Secretary of the
                                                              Advisor since November
                                                              2002; Assistant Secretary
                                                              of the Advisor from
                                                              December 2001 to November
                                                              2002; Senior Counsel of
                                                              the Advisor from July 2000
                                                              to December 2001; General
                                                              Counsel of Strong
                                                              Investments, Inc.
                                                              ("Distributor") since
                                                              November 2001; Secretary
                                                              of the Distributor since
                                                              July 2000; Vice President
                                                              and Chief Compliance
                                                              Officer of the Distributor
                                                              from July 2000 to December
                                                              2003; Lead Counsel of the
                                                              Distributor from July 2000
                                                              to November 2001; Vice
                                                              President of Strong
                                                              Investor Services, Inc.,
                                                              since

                                                Date First
                                                Elected or
                                Positions       Appointed        Principal Occupations
 Name, Address, and Age       Held With Funds   to Office         During Past 5 Years     Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                              December 2001; Secretary
                                                              of Strong Investor
                                                              Services, Inc., since May
                                                              2003; Assistant Secretary
                                                              of Strong Investor
                                                              Services, Inc., from
                                                              December 2001 to May 2003;
                                                              Partner at Keesal, Young &
                                                              Logan LLP (a law firm)
                                                              from September 1999 to
                                                              July 2000; Associate at
                                                              Keesal, Young & Logan LLP
                                                              from September 1992 to
                                                              September 1999.

Gilbert L. Southwell III     Assistant           July 2001    Associate Counsel of                     None
P.O. Box 2936                Secretary                        Strong Financial
Milwaukee, WI 53201                                           Corporation since December
Age 49                                                        2001; Assistant Secretary
                                                              of the Advisor since
                                                              December 2002; Associate
                                                              Counsel of the Advisor
                                                              from April 2001 to
                                                              December 2001; Partner at
                                                              Michael, Best & Friedrich,
                                                              LLP (a law firm) from
                                                              October 1999 to March
                                                              2001; Assistant General
                                                              Counsel of U.S. Bank,
                                                              National Association
                                                              (formerly Firstar Bank,
                                                              N.A.) and/or certain of
                                                              its subsidiaries from
                                                              November 1984 to September
                                                              1999.

John W. Widmer               Treasurer          April 1999    Treasurer of the Advisor                 None
P.O. Box 2936                                                 since April 1999;
Milwaukee, WI 53201                                           Assistant Treasurer of
Age 39                                                        Strong Financial
                                                              Corporation since December
                                                              2001; Assistant Secretary
                                                              of Strong Financial
                                                              Corporation from December
                                                              2001 to January 2003;
                                                              Treasurer of Strong
                                                              Service Corporation since
                                                              April 1999; Treasurer and
                                                              Assistant Secretary of
                                                              Strong Investor Services,
                                                              Inc. since July 2001; and
                                                              Manager of the Financial
                                                              Management and Sales
                                                              Reporting Systems
                                                              department of the Advisor
                                                              from May 1997 to April
                                                              1999.

Thomas M. Zoeller            Vice President    October 1999   Executive Vice President                 None
P.O. Box 2936                                                 of the Advisor since April
Milwaukee, WI 53201                                           2001; Chief Financial
Age 40                                                        Officer of the Advisor
                                                              since February 1998;
                                                              Secretary of the Advisor
                                                              from December 2001 to
                                                              November 2002; Member of
                                                              the Office of the Chief
                                                              Executive of Strong
                                                              Financial Corporation
                                                              since May 2001; Chief
                                                              Financial Officer and
                                                              Treasurer of Strong
                                                              Investments, Inc. since
                                                              October 1993; Executive
                                                              Vice President of Strong
                                                              Investor Services, Inc.
                                                              since July

                                                Date First
                                                Elected or
                                Positions       Appointed        Principal Occupations
 Name, Address, and Age       Held With Funds   to Office          During Past 5 Years    Certain Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                              2001; Secretary of Strong
                                                              Investor Services, Inc.
                                                              from July 2001 to May
                                                              2003; Executive Vice
                                                              President, Chief Financial
                                                              Officer, and Secretary of
                                                              Strong Service Corporation
                                                              since December 2001;
                                                              Treasurer of Strong
                                                              Service Corporation from
                                                              September 1996 to April
                                                              1999; Vice President of
                                                              Strong Service Corporation
                                                              from April 1999 to
                                                              December 2001; Member of
                                                              the Office of the Chief
                                                              Executive of the Advisor
                                                              from November 1998 until
                                                              May 2001; and Senior Vice
                                                              President of the Advisor
                                                              from February 1998 to
                                                              April 2001.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2003, by the Directors in each Fund and on an aggregate basis in the Strong Family of Funds using the following ranges: none, $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

                            Directors' Fund Ownership
                          As of December 31, 2003/(1)/

Fund                             Willie D. Davis   Gordon B. Greer    Stanley Kritzik    Neal Malicky     William F. Vogt
--------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                None              $1-$10,000         $1-$10,000        $10,001-$50,000   $10,001-$50,000
Balanced Fund                    $1-$10,000        $1-$10,000         $1-$10,000        None              None
Blue Chip Fund                   None              $1-$10,000         $1-$10,000        None              None
Discovery Fund                   None              $1-$10,000         $10,001-$50,000   None              $10,001-$50,000
Dividend Income Fund             None              $1-$10,000         $1-$10,000        None              None
Dow 30 Value Fund                None              $1-$10,000         None              None              None
Endeavor Fund                    None              $1-$10,000         None              $1-$10,000        $1-$10,000
Energy Fund                      None              $1-$10,000         $10,001-$50,000   $10,001-$50,000   None
Enterprise Fund                  None              $1-$10,000         $10,001-$50,000   $10,001-$50,000   Over $100,000
Growth Fund                      $10,001-$50,000   $10,001-$50,000    $1-$10,000        None              $50,001-$100,000
Growth 20 Fund                   None              $10,001-$50,000    $10,001-$50,000   $1-$10,000        None
Growth and Income Fund           None              Over $100,000      $1-$10,000        $1-$10,000        $50,001-$100,000
Large Cap Core Fund              None              $10,001-$50,000    $10,001-$50,000   None              None
Large Cap Growth Fund            None              $1-$10,000         $10,001-$50,000   None              $10,001-$50,000
Large Company Growth Fund/(2)/   None              None               $1-$10,000        None              None
Mid Cap Disciplined Fund         None              $1-$10,000         $10,001-$50,000   None              None
Multi Cap Value Fund             None              $10,001-$50,000    $1-$10,000        None              None
Opportunity Fund                 $1-$10,000        $50,001-$100,000   $10,001-$50,000   $10,001-$50,000   $10,001-$50,000
Overseas Fund                    Over $100,000     $1-$10,000         $10,001-$50,000   None              $1-$10,000
Small Company Value Fund         Over $100,000     $1-$10,000         None              None              None
Small/Mid Cap Value Fund         Over $100,000     $10,001-$50,001    None              None              $1-$10,000

Strategic Value Fund             None              $1-$10,000         None              None              None
Technology 100 Fund              None              $1-$10,000         $1-$10,000        None              $10,001-$50,000
U.S. Emerging Growth Fund        Over $100,000     $1-$10,000         $10,001-$50,000   $1-$10,000        Over $100,000
Value Fund                       None              $1-$10,000         $1-$10,000        None              None
Strong Family of Funds/(3)/      Over $100,000     Over $100,000      Over $100,000     Over $100,000     Over $100,000

/(1)/ Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
/(2)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began offering shares to the public on November 3, 1997, the Fund first offered shares on September 16, 2002.
/(3)/ As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the Directors by each Fund for the fiscal year ended December 31, 2003, and by the Strong Funds for their most recently completed fiscal period.



                          Aggregate Compensation Table
                For the Fiscal Year Ended December 31, 2003/(1)/



                                                                         Director
                                 -----------------------------------------------------------------------------------------
                                                                        Stanley                              William F.
Fund                             Willie D. Davis   Gordon B. Greer      Kritzik/(2)/     Neal Malicky        Vogt/(3)/
--------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund                         342.48             342.48            342.48            342.48             361.73
Balanced Fund                           1,062.31           1,062.31          1,070.10          1,062.31           1,164.88
Blue Chip Fund                          1,078.32           1,078.32          1,085.17          1,078.32           1,182.81
Discovery Fund                            650.42             650.42            655.52            650.42             713.14
Dividend Income Fund                      809.92             809.92            815.57            809.92             888.22
Dow 30 Value Fund                         448.57             448.57            448.57            448.57             478.43
Endeavor Fund                             164.36             164.36            164.36            164.36             165.79
Energy Fund                               199.24             199.24            199.24            199.24             204.17
Enterprise Fund                         1,279.80           1,279.80          1,278.01          1,279.80           1,403.56
Growth Fund                             7,631.07           7,631.07          7,689.64          7,631.07           8,367.51
Growth 20 Fund                          3,547.09           3,547.09          3,573.71          3,547.09           3,889.25
Growth and Income Fund                  1,160.55           1,160.55          1,169.73          1,160.55           1,272.38
Large Cap Core Fund                       164.55             164.55            164.55            164.55             166.01
Large Cap Growth Fund                   3,206.00           3,206.00          3,228.90          3,206.00           3,515.80
Large Company Growth Fund/()/             218.37             218.37            218.37            218.37             225.20
Mid Cap Disciplined Fund                  796.47             796.47            804.36            796.47             872.79
Multi Cap Value Fund                    1,186.33           1,186.33          1,194.62          1,186.33           1,301.06
Opportunity Fund                       13,859.95          13,859.95         13,960.59         13,859.95          15,199.24
Overseas Fund                             337.04             337.04            339.69            337.04             364.95
Small Company Value Fund                  169.06             169.06            169.06            169.06             170.96
Small/Mid Cap Value Fund                  157.13             157.13            157.13            157.13             157.84
Strategic Value Fund                      152.83             152.83            152.83            152.83             153.11
Technology 100 Fund                       663.39             663.39            668.79            663.39             727.42
U.S. Emerging Growth Fund                 382.53             382.53            383.40            382.53             407.68
Value Fund                                290.08             290.08            290.08            290.08             304.09
Strong Family of Funds/(4)/           148,024.85         148,024.85        149,048.18        148,024.85         161,843.35

/(1)/ Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.

/(2)/ Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
/(3)/ Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
/(4)/ As of December 31, 2003, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 72 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.

Unless otherwise noted below, as of March 31, 2004, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

Fund                           Class/Shares                           Percent
--------------------------------------------------------------------------------
None

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of March 31, 2004, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

Name and Address                          Fund/Class/Shares                               Percent of Class
Charles Schwab & Co., Inc.                Asia Pacific - Investor Class - 2,412,923                  21.07%
101 Montgomery Street
San Francisco, CA 94104

National Investor Services                Asia Pacific - Investor Class - 1,142,522                   9.97%
55 Water Street - 32/nd/ Floor
New York, NY  10041

U.S. Clearing                             Asia Pacific - Investor Class - 714,960                     6.24%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

SSBT Trustee/Custodian                    Balanced - Investor - 685,514                               7.32%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Balanced - Investor - 471,870                               5.04%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Blue Chip - Investor - 1,292,934                            9.46%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Blue Chip - Investor - 707,110                              5.17%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Discovery - Investor - 962,805                             11.10%

Name and Address                          Fund/Class/Shares                               Percent of Class
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Dividend Income - Investor - 2,001,920                     22.84%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Dividend Income - Investor - 477,748                        5.45%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

SSBT Trustee/Custodian                    Dividend Income - Class K - 252,136                        67.79%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong 529 Aggressive Portfolio           Dividend Income - Class K - 81,206                         21.83%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co., Inc.                Dow 30 Value - Investor - 2,583,523                        39.41%
101 Montgomery Street
San Francisco, CA 94104

Strong Moderate Portfolio                 Endeavor - Investor - 1,073,294                            40.99%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Aggressive Portfolio               Endeavor - Investor - 717,320                              27.40%
A Series of Strong Life State Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Conservative Portfolio             Endeavor - Investor - 349,890                              13.36%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Energy - Investor - 113,203                                11.93%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Energy - Investor - 88,029                                  8.45%
101 Montgomery Street
San Francisco, CA 94104

Charles B. Levinson                       Energy - Investor - 80,206                                  8.45%
Sara M. Levinson

Name and Address                          Fund/Class/Shares                               Percent of Class
14044 W. Rico Dr.
Sun City West, AZ 85375

Strong Investments, Inc.                  Enterprise - Investor - 1,196,392                           9.82%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co., Inc.                Enterprise - Investor - 1,020,554                           8.38%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Enterprise - Investor - 901,440                             7.40%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Enterprise - Advisor - 63,965                              85.07%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    Enterprise - Class K - 1,022,093                           93.84%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth - Investor - 7,633,674                              10.44%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    Growth - Investor - 4,861,116                               6.65%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth - Advisor - 410,904                                 81.40%
101 Montgomery Street
San Francisco, CA 94104

DBTCO FBO Morrison Brothers               Growth - Advisor - 25,633                                   5.08%
P.O. Box 747
Dubuque, IA 52004

Aggressive Portfolio                      Growth - Institutional - 2,782,866                         16.60%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth - Institutional - 2,602,411                         15.52%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Name and Address                          Fund/Class/Shares                               Percent of Class
90% Equity Portfolio                      Growth - Institutional - 2,435,737                         14.53%
Tomorrow's Scholar College Savings
Program
100 Heritage Reserve
Menomonee Falls, WI  53051

75% Equity Portfolio                      Growth - Institutional - 1,641,389                          9.79%
Tomorrow's Scholar College Savings
Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                        Growth  - Institutional - 1,448,247                         8.64%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Deutsche Bank Securities, Inc.            Growth - Institutional - 1,200,759                          7.16%
P.O. Box 1346
Baltimore, MD 21203

50% Equity Portfolio                      Growth - Institutional - 1,069,672                          6.38%
Tomorrow's Scholar College Savings
Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                        Growth - Institutional - 838,490                            5.00%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation              Growth - Class C - 7,441                                   26.01%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services   Growth - Class C - 2,060                                    7.20%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services   Growth - Class C - 1,689                                    5.90%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services   Growth - Class C - 1,669                                    5.84%
P.O. Box 9446
Minneapolis, MN 55440

LPL Financial Services                    Growth - Class C - 1,549                                    5.42%
9785 Towne Centre Drive
San Diego, CA 92121

Name and Address                          Fund/Class/Shares                               Percent of Class
SSBT Trustee/Custodian                    Growth - Class K - 2,743,341                               89.93%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

SSBT Trustee/Custodian                    Growth - Class K - 307,228                                 10.07%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth 20 - Investor - 1,964,943                           14.18%
101 Montgomery Street
San Francisco, CA 94104

Strong Investments, Inc.                  Growth 20 - Investor - 1,887,259                           13.62%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Growth 20 - Investor - 712,021                              5.14%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Growth 20 - Advisor - 268,140                              72.67%
101 Montgomery Street
San Francisco, CA 94104

UMB Bank NA                               Growth 20 - Advisor - 44,650                               12.10%
1 SW Security Benefit PL
Topeka, KS 66636

UMB Bank NA                               Growth 20 - Advisor - 30,787                                8.34%
1 SW Security Benefit PL
Topeka, KS 66636

Strong Investments, Inc.                  Growth and Income - Investor - 4,513,518                   16.34%
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth and Income - Investor - 4,205,743                   15.23%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Growth and Income - Investor - 2,190,197                    7.93%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Growth and Income - Advisor - 256,018                      69.07%
101 Montgomery Street
San Francisco, CA 94104

Name and Address                          Fund/Class/Shares                               Percent of Class
FBO Participating Kemflex Plans           Growth and Income - Advisor - 65,848                       17.77%
C/O Kemper Service Company
811 Main Street
Kansas City, MO 64105

SSBT Trustee/Custodian                    Growth and Income - Institutional - 2,011,133              49.78%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Chase Manhattan Bank TTEE                 Growth and Income - Institutional - 633,375                15.68%
Milbank Tweed Hadley
3 Chase Metro Tech Center
Brooklyn, NY 11245

Strong Aggressive Portfolio               Growth and Income - Institutional - 529,755                13.11%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth and Income - Institutional - 374,744                 9.28%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong Moderate Portfolio                 Growth and Income - Institutional - 263,042                 6.51%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Growth and Income - Class K - 699,355                     46.692%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong Moderate Portfolio                 Growth and Income - Class K - 343,716                      22.91%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Aggressive Portfolio               Growth and Income - Class K - 258,448                      17.23%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Conservative Portfolio             Growth and Income - Class K - 168,060                      11.20%
A Series of Strong Life Stage Series,
Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Large Cap Core - Investor - 53,139                         13.91%
A Division of Fleet Securities, Inc.

                                       61

Name and Address                          Fund/Class/Shares                               Percent of Class
26 Broadway
New York, NY 10004

SSBT Trustee/Custodian                    Large Cap Growth - Investor - 2,630,814                     9.34%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                Large Company Growth - Investor - 1,176,385                19.74%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    Large Company Growth - Investor - 1,069,574                17.95%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

U.S. Clearing                             Large Company Growth - Investor - 424,980                   7.13%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Mid Cap Disciplined - Investor - 3,901,639                 20.71%
101 Montgomery Street
San Francisco, CA 94104

Strong Investments, Inc.                  Mid Cap Disciplined - Investor - 2,601,741                 13.81%
100 Heritage Reserve
Menomonee Falls, WI 53051

SSBT Trustee/Custodian                    Mid Cap Disciplined - Investor - 2,565,031                 13.61%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

National Investor Services                Mid Cap Disciplined - Investor - 1,329,516                  7.06%
55 Water Street - 32/nd/ Floor
New York, NY 10041

Charles Schwab & Co., Inc.                Multi Cap Value - Investor - 602,743                       15.13%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Opportunity - Investor - 8,135,020                         13.12%
101 Montgomery Street
San Francisco, CA 94104

Fidelity Investments                      Opportunity - Investor - 4,401,730                          7.10%
100 Magellan Way #KWIC
Covington, KY 41015

Name and Address                          Fund/Class/Shares                               Percent of Class
Charles Schwab & Co., Inc.                Opportunity - Advisor - 1,538,108                          45.41%
101 Montgomery Street
San Francisco, CA 94104

State Street Bank & Trust Co              Opportunity - Advisor - 1,407,216                          41.55%
200 Newport Ave. EXT #JQ7
North Quincy, MA 02171

SSBT Trustee/Custodian                    Opportunity - Class K - 16,334                             82.81%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

Strong Financial Corporation              Opportunity - Class K - 3,391                              17.19%
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Investments, Inc.                  Overseas - Investor - 4,198,331                            34.87%
100 Heritage Reserve
Menomonee Falls, WI 53051

Aggressive Portfolio                      Overseas - Investor - 1,228,754                            10.20%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation              Overseas - Institutional - 11,635                          77.67%
100 Heritage Reserve
Menomonee Falls, WI 53051

Timothy L. Birkenstock                    Overseas - Institutional - 1,025                            6.85%
Crystal L. Birkenstock
W293 N3923 Round Hill Circle
Pewaukee, WI 53072

Scottrade, Inc.                           Overseas - Institutional - 892                              5.96%
P.O. Box 31759
St. Louis, MO 63131

U.S. Bank NA Custodian                    Overseas - Institutional - 845                              5.64%
William Franklin Little IRA
P.O. Box 10266
Arlington, VA 22210

U.S. Clearing                             Small Company Value - Investor - 662,961                   18.05%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Small Company Value - Investor - 227,864                    6.21%
101 Montgomery Street
San Francisco, CA 94104

Name and Address                          Fund/Class/Shares                               Percent of Class
U.S. Clearing                             Small/Mid Cap Value - Investor - 165,132                   16.27%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

U.S. Bank NA Custodian                    Small/Mid Cap Value - Investor - 104,003                   10.25%
Hector Abueg
2413 Rushcreek PL
Vallejo, CA 94591

Strong Financial Corporation              Small/Mid Cap Value - Investor - 81,250                     8.01%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation              Strategic Value - Investor - 50,000                        20.30%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                             Strategic Value - Investor - 44,342                        18.01%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Victor V. Tose                            Strategic Value - Investor - 33,175                        13.47%
Jo Ann Tose
295 Alder Street
Arroyo Grande, CA  93420

James L. McCormick                        Strategic Value - Investor - 15,847                         6.44%
545 3/rd/ Street
Manhattan Beach, CA 6414

U.S. Clearing                             Technology 100 - Investor - 2,806,683                      10.13%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                Technology 100 - Investor - 1,456,558                       5.26%
101 Montgomery Street
San Francisco, CA 94104

SSBT Trustee/Custodian                    U.S. Emerging Growth - Investor - 1,216,739                19.55%
C/O Strong Retirement Plan Services
P.O. Box 1408
Milwaukee, WI 53201

State Street Bank & Trust Co.             U.S. Emerging Growth - Investor - 775,261                  12.46%
FBO American Family Mutual Ins Co.
105 Rosemont Rd.
Westwood, MA 02090

Name and Address                          Fund/Class/Shares                               Percent of Class

U.S. Clearing                             U.S. Emerging Growth - Investor - 771,360                  12.39%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                U.S. Emerging Growth - Investor - 516,958                   8.31%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                Value - Investor - 609,930                                 11.94%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing                             Value - Investor - 320,931                                  6.28%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Richard Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Ms. Ohm is Assistant Executive Vice President of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, Secretary, and Chief Legal Officer of the Advisor, Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President and Chief Financial Officer of the Advisor. As of February 29, 2004, the Advisor had over $36 billion under management.


Effective September 5, 2002, the Advisor succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Premier Dividend Fund. When the Rockhaven Premier Dividend Fund was acquired by the Large Company Growth Fund on September 16, 2002, the Advisor continued as the investment advisor for the Large Company Growth Fund.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.


Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for Directors and officers who are not "interested persons" of the Advisor if any; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.






The Board last reviewed the Advisory Agreement for each Fund, on April 30, 2004. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.






On May 4, 2001, for the Asia Pacific, Dow 30 Value, Overseas, Technology 100, and Value Funds, the Board of each Fund determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same. As a result of these arrangements, the management fee paid by each Fund was reduced by 0.25% of the average daily net asset value of the Fund. The Institutional Class shares of the Overseas Fund were not affected by these advisory and administrative arrangements because these classes of shares were first offered for sale on December 31, 2002.



On May 4, 2001, the Board approved the following changes to the Amended Advisory Agreement for each Fund except the Discovery, Endeavor, Large Company Growth, Multi Cap Value, Small Company Value, Small/Mid Cap Value, and Strategic Value Funds. The changes were approved by shareholders on July 20, 2001, for each Fund except for the Mid Cap Disciplined Fund, and on July 30, 2001, for the Mid Cap Disciplined Fund. Under the revised Advisory Agreement, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels for each Fund except the Balanced, Blue Chip, Dow 30 Value, Growth and Income, and Large Cap Growth Funds. The specific asset levels at which management fees are reduced are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement, the management fee may be accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

Prior to May 14, 2001, under an investment advisory agreement between the Multi Cap Value Fund and Strong Schafer Capital Management, LLC ("SSCM"), previously located at 103 Spinnaker Lane, Jupiter, Florida 33477, SSCM served as the investment advisor for the Fund. SSCM was an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer Capital") and the Advisor pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). The LLC Agreement provided the Advisor with an option to purchase Schafer Capital's interest in SSCM commencing January 10, 2001 and for eighteen months thereafter. On January 10, 2001, the Advisor notified Schafer Capital of the exercise of this option, subject to all necessary approvals, including those of the Schafer Board and shareholders of the Fund.

On September 13, 2001, the Board of the Dividend Income Fund approved the following changes to its Advisory Agreement, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The annual advisory fee increased by a maximum of 0.20% to account for the change in the Fund's investment strategy from a non-diversified, utilities fund to a diversified large-cap, value fund. However, the revised Advisory Agreement still includes breakpoints, whereby the annual advisory fee paid by the Fund decreases on Fund net assets above certain asset levels (see table below). In addition, the increase in the annual advisory fee may be lower than 0.20% if the fees paid by the Advisor to Reaves are reduced pursuant to the terms of the revised Subadvisory Agreement (see "Investment Subadvisor" section below).

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may waive all or a portion of its management fee and may absorb expenses for the Fund.

             Fund                           Current Annual Rate
------------------------------------------------------------------------------

Asia Pacific Fund                      0.75% (1.00% prior to 7/23/01)
Balanced Fund                     0.60% on the first $35 million of assets;
                                       0.55% on all assets thereafter
Blue Chip Fund                                      0.50%
Discovery Fund                                      0.75%
Dividend Income Fund             0.70%/(1)/ (0.50% for assets under $4 billion;
                                  0.475% for the next $2 billion in assets; and
                                    0.45% for assets of $6 billion and above
                                              prior to 12/8/01 and
                                           0.50% 2/29/00 to 7/23/01)
Dow 30 Value Fund                        0.55% (0.80% prior to 7/23/01)
Endeavor Fund                                       0.75%
Enterprise Fund                                     0.75%
Energy Fund                                         0.75%
Growth Fund                                         0.75%
Growth 20 Fund                                      0.75%
Growth and Income Fund                              0.55%
Large Cap Core Fund                                 0.75%
Large Cap Growth Fund             0.60% on the first $35 million of assets;
                                       0.55% on all assets thereafter
Large Company Growth Fund                           0.75%
Mid Cap Disciplined Fund                            0.75%
Multi Cap Value Fund                                0.75%
Opportunity Fund                                    0.75%
Overseas Fund                          0.75% (1.00% prior to 7/23/01)
Small Company Value Fund                            0.75%
Small/Mid Cap Value                                 0.75%
Strategic Value Fund                                0.75%
Technology 100 Fund                    0.75% (1.00% prior to 7/23/01)
U.S. Emerging Growth Fund                           0.75%
Value Fund                             0.75% (1.00% prior to 7/23/01)

/(1)/ The annual advisory fee actually paid by the Dividend Income Fund may be lower than these figures. See "Investment Subadvisor" section below.

/(2)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, the Fund did not previously pay any management fees.

/(3)/ Pursuant to the prior advisory agreement between the Fund and SSCM.

In addition, each Fund, except the Balanced, Blue Chip, Discovery, Dow 30 Value, Growth and Income, Large Cap Growth, and Multi Cap Value Funds, is subject to the following breakpoint schedule.

                                        Current Annual Management Fee Rate
-------------------------------------------------------------------------------
                                             Average Daily Net Assets
-------------------------------------------------------------------------------

                                    For Assets    For the Next     For Assets
                                       Under       $2 Billion      $6 Billion
Fund                                $4 Billion       Assets        and Above

-------------------------------------------------------------------------------


Asia Pacific Fund                          0.75%         0.725%            0.70%
Dividend Income Fund/(1)/                  0.70%         0.675%            0.65%
Endeavor Fund                              0.75%         0.725%            0.70%
Energy Fund                                0.75%         0.725%            0.70%
Enterprise Fund                            0.75%         0.725%            0.70%
Growth Fund                                0.75%         0.725%            0.70%
Growth 20 Fund                             0.75%         0.725%            0.70%
Large Cap Core Fund                        0.75%         0.725%            0.70%
Large Company Growth Fund                  0.75%         0.725%            0.70%
Mid Cap Disciplined Fund                   0.75%         0.725%            0.70%
Opportunity Fund                           0.75%         0.725%            0.70%
Overseas Fund                              0.75%         0.725%            0.70%
Technology 100 Fund                        0.75%         0.725%            0.70%
Small Company Value Fund                   0.75%         0.725%            0.70%
Small/Mid Cap Value Fund                   0.75%         0.725%            0.70%
Strategic Value Fund                       0.75%         0.725%            0.70%
U.S. Emerging Growth Fund                  0.75%         0.725%            0.70%
Value Fund                                 0.75%         0.725%            0.70%

/(1)/ The annual advisory fee actually paid by the Dividend Income Fund may be lower than these figures. See "Investment Subadvisor" section below.

The Fund paid the following management fees for the time periods indicated:

                                     Management                  Management Fee
      Fiscal Year Ended                Fee($)       Waiver($)    After Waiver($)
--------------------------------------------------------------------------------

Asia Pacific Fund
12/31/01                                390,885              0           390,885
12/31/02                                473,170         32,683           440,487
12/31/03                                452,869         79,049           373,820
Balanced Fund
12/31/01                              1,836,811              0         1,836,811
12/31/02                              1,384,435              0         1,384,435
12/31/03                              1,200,958              0         1,200,958
Blue Chip Fund

12/31/01                              2,031,450              0         2,031,450
12/31/02                              1,337,902              0         1,337,902
12/31/03                                883,114              0           883,114
Discovery Fund
12/31/01                              1,182,418              0         1,182,418
12/31/02                              1,091,236              0         1,091,236
12/31/03                              1,126,171              0         1,126,171
Dividend Income Fund
12/31/01                              1,373,771              0         1,373,771
12/31/02                              1,107,444          5,309         1,102,135
12/31/03                                884,619              0           884,619
Dow 30 Value Fund
12/31/01                                845,405              0           845,405
12/31/02                                538,216              0           538,216
12/31/03                                471,262              0           471,262
Endeavor Fund/(1)/
12/31/01/(2)/                            29,364              0            29,364
12/31/02                                 35,572            588            34,984
12/31/03                                 33,638         13,203            20,435
Energy Fund
12/31/01                                124,298              0           124,298
12/31/02                                121,045              0           121,045
12/31/03                                 95,210              0            95,210
Enterprise Fund
12/31/01                              3,183,290              0         3,183,290
12/31/02                              2,224,861              0         2,224,861
12/31/03                              1,952,745              0         1,952,745
Growth Fund
12/31/01                             18,353,322              0        18,353,322
12/31/02                             12,947,027              0        12,947,027
12/31/03                             12,665,137              0        12,665,137
Growth 20 Fund
12/31/01                              3,727,841              0         3,727,841
12/31/02                              1,954,310              0         1,954,310
12/31/03                              1,994,898              0        12,994,898

Growth and Income Fund

12/31/01                              5,471,302              0         5,471,302
12/31/02                              4,512,907              0         4,512,907
12/31/03                              4,153,648              0         4,153,648
Large Cap Core Fund
12/31/01                                 40,936              0            40,936
12/31/02                                 35,781          1,110            34,671
12/31/03                                 30,096         12,695            17,401
Large Cap Growth Fund
12/31/01                              6,329,515              0         6,329,515
12/31/02                              4,158,101              0         4,158,101
12/31/03                              3,503,970              0         3,503,970
Large Company Growth Fund/(3)/
12/31/02/(4)/                            50,436         20,247            30,189
12/31/03                                330,393         41,342           289,051
Mid Cap Disciplined Fund
12/31/01                                399,453              0           399,453
12/31/02                              1,138,558              0         1,138,558
12/31/03                              1,908,727              0         1,908,727
Multi Cap Value Fund
9/30/01/(5)/                          3,409,033              0         3,409,033
12/31/01/(6)/                           630,387              0           630,387
12/31/02                              2,113,060              0         2,113,060
12/31/03                              1,682,759              0         1,682,759
Opportunity Fund
12/31/01                             26,878,610              0        26,878,610
12/31/02                             24,174,012              0        24,174,012
12/31/03                             20,914,722              0        20,914,722
Overseas Fund
12/31/01                                272,911              0           272,911
12/31/02                                391,754         84,516           307,238
12/31/03                                981,473              0           981,473
Small Company Value Fund/(7)/
12/31/02/(8)/                            35,408         22,788            12,620
12/31/03                                130,571          6,757           123,814

Small/Mid Cap Value Fund/(7)/
12/31/02/(8)/                            13,251          8,478             4,773
12/31/03                                 33,531          8,106            25,425
Strategic Value Fund/(7)/
12/31/02/(8)/                             5,259          2,759             2,500
12/31/03                                  9,908          8,974               934
Technology 100 Fund
12/31/01                              1,580,569              0         1,580,569
12/31/02                              1,078,967        529,872           549,095
12/31/03                              1,154,016        343,051           810,965
U.S. Emerging Growth Fund
12/31/01                                670,330              0           670,330
12/31/02                                567,033              0           567,033
12/31/03                                610,078              0           610,078
Value Fund
12/31/01                                460,250              0           460,250
12/31/02                                344,322              0           344,322
12/31/03                                374,428              0           374,428


/(1)/ Commenced operations on April 6, 2001.
/(2)/ For the eight-month fiscal period ended December 31, 2001.
/(3)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any management fees.
/(4)/ For the three-month fiscal period ended December 31, 2002.
/(5)/ From October 1, 2000, to May 13, 2001, $2,368,682 was paid to SSCM. From May 14, 2001, to September 30, 2001, $1,040,351 was paid to the Advisor.
/(6)/ For the three-month fiscal period ended December 31, 2001.
/(7)/ Commenced operations on March 28, 2002.
/(8)/ For the nine-month fiscal period ended December 31, 2002.


Administrative Proceedings
On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

Code of Ethics
The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every Director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.


The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

     . Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     . Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     . Fund compliance with applicable governmental laws, rules and regulations;
     . The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
     .  Accountability for adherence to this Officers' Code.

Services
The Advisor offers investment advisory services to mutual funds, qualified pension and profit sharing plans, other qualified and non-qualified retirement plans, insurance companies, corporations, banks, partnerships, charitable foundations and other charitable organizations, and high net worth individuals, families and trusts. The Advisor also serves as the Collateral Manager for the issuers of a limited number of Collateralized Debt Obligations (CDOs). CDOs are generally private offerings of tranches of investment-grade debt securities that are secured by a portfolio of either investment-grade or non-investment-grade debt obligations (collateral debt securities). The Advisor also serves as program manager to Qualified Tuition Programs established under Section 529 of the IRC ("College Savings Plan"). A College Savings Plan is generally a tax-advantaged trust created by a state in order to allow individuals to save for qualified higher education expenses.

The Advisor offers two programs of custom portfolio management: Strong Advisor and Strong Private Client. Strong Advisor is designed to help individual investors invest in a portfolio of Strong Funds and certain other unaffiliated mutual funds. Strong Private Client is designed to help investors invest in a portfolio of stocks, bonds, Strong Funds, and other unaffiliated mutual funds. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs (individually or collectively a "Strong Program"), may invest a portion of the Strong Program's assets in any one Strong Fund, which in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision by the Advisor to redeem the Strong Program's investment in the Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Program and of the Fund's other shareholders.

The Advisor also currently offers three non-discretionary advice and recommendation services: Strong Financial Navigator, Strong Planning for Retirement, and Strong Retirement Income Planner. Please request the Advisor's Form ADV for additional information about these programs. The programs are subject to change.

While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (this includes actions taken by the Advisor and its principals and associates with respect to their personal securities transactions, to the extent permitted by and consistent with the Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security.





Disclosure of Fund Portfolio Holdings

The Advisor makes available to the public Strong mutual fund portfolio holdings monthly, following a one-month lag. This information may include one or more of the following: the name of the security, an indication of position size or month-end valuation, or other descriptive characteristics reasonably requested.



In the course of the normal operation of its investment advisory business, the Advisor may release and discuss portfolio holdings with broker/dealers and custodians.



The Advisor will not disclose any additional or more frequent mutual fund holdings information except as required by law or as is consistent with the best interest of the Funds' shareholders for legitimate business purposes and approved in advance by the firm's chief compliance officer or chief legal officer.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

Proxy Voting Policies and Procedures


The following summary describes how the Advisor , as investment adviser to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

General Principle.
The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Proxy Committee.
The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

Process.
In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

Routine Corporate Administrative Items.
The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

..  Appointment or election of auditors;
.. Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
..  Routine election or re-election of unopposed directors;
..  Director's liability and indemnification;
.. Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
.. Stock option plans, when 10% or fewer of the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
..  Employee stock purchase or ownership plans;
..  Name changes; and
..  The time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

Special Interest Issues.
While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

..  Restrictions on military contracting;
..  Restrictions on the marketing of controversial products;
..  Restrictions on corporate political activities;
..  Restrictions on charitable contributions;
..  Restrictions on doing business with foreign countries;
..  A general policy regarding human rights;
..  A general policy regarding employment practices;
..  A general policy regarding animal rights;
..  A general policy regarding nuclear power plants;
..  Compensation plans; and
..  Rotating the location of the annual meeting among various cities.

Resolving Material Conflicts of Interest.
The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines,
b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

Proxy Voting Record Retention.
The Advisor retains the following records for a minimum of five years: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.

After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's website at www.sec.gov, filed on form N-PX.


                              INVESTMENT SUBADVISOR

Dividend Income Fund

The Advisor has entered into a Subadvisory Agreement with W.H. Reaves & Co., Inc. ("Reaves") with respect to the Dividend Income Fund. Under the terms of the Subadvisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange ("NYSE"), it is anticipated that Reaves will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Reaves will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Reaves. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Reaves upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

Prior to December 8, 2001, the Subadvisory Agreement required the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the first $200 million of the Fund's net assets, (ii) 0.30% of the Fund's net assets over $200 million and up to $1.0 billion, (iii) 0.375% of the Fund's net assets over $1.0 billion and up to $1.5 billion, and (iv) 0.30% of the Fund's net assets over $1.5 billion. Reaves's fee was reduced by 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them.


The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Reaves, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.



The Board of the Dividend Income Fund approved the following changes to the Subadvisory Agreement, on September 13, 2001, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The revised Subadvisory Agreement requires the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets,
(ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. If Reaves meets this performance criteria, the Fund's annual advisory fee is not adjusted. If Reaves does not meet this performance criteria, the Fund's annual advisory fee shall be reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. During the first year of the revised Subadvisory Agreement, there was less than twelve months of performance for the Fund under its new investment strategy. Therefore, for purposes of determining the fee paid to Reaves during the first year, the Fund's performance was compared to the Benchmark's performance for the cumulative number of months from the inception of the revised Subadvisory Agreement to the end of each calculation month. Under the new Subadvisory Agreement, the Advisor and Subadvisor shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.


Reaves received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------

    12/31/01                   1,104,823
    12/31/02                   1,085,772
    12/31/03                     829,330

Reaves has also adopted a Code of Ethics (Reaves' Code), which governs the personal trading activities of all employees of Reaves. Reaves' Code is based upon the principal that employees must avoid serving their own personal interests ahead of the interests of the clients.


Reaves' Code permits employees to invest in securities, including securities held by the Fund, subject to specific conditions. Trades for all personal and related accounts will be approved on a trade by trade basis prior to the order being placed. The trade will only be approved if the security is not held by the Fund or if it already has an established position in the Fund's portfolio. The trade will not be approved when the security is in the process of being established in, or liquidated from, the Fund's portfolio. Under no condition will an employee receive a better price on a security than the Fund receives on orders placed on the same day. All short-term trades for personal or related accounts with a holding period of less than 60 days (Short-Term Trades) must be reviewed by the Compliance Officer. Reaves' Code also provides several situations in which employees are prohibited from investing in securities. Portfolio managers and research analysts taking same direction transactions for their personal or related accounts (within his or her sector of responsibility) within seven calendar days of the establishment or liquidation of a position in the same security, or equivalent security, by an advisory account is prohibited, as well as Short-Term Trades. In addition, an employee who is a trader in a stock in which the firm is a market maker may not purchase or sell, for his or her personal or related account, any security in which he or she makes a market or any related financial instrument.





Energy Fund

The Advisor has entered into a Subadvisory Agreement with Scarborough Investment Advisers, LLC ("Scarborough") with respect to the Energy Fund. Under the terms of the Subadvisory Agreement, Scarborough furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Scarborough is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, Scarborough will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.


The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Scarborough. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Scarborough upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.


The Subadvisory Agreement requires the Advisor, not the Fund, to pay Scarborough a fee, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) 0.40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fess shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata.

The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Scarborough, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.

Scarborough received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------
    12/31/01                      82,731
    12/31/02                      80,699
    12/31/03                      63,464




Scarborough has adopted a Code of Ethics (Scarborough's Code), which governs the personal trading activities of all "Access Persons" of Scarborough. Access Persons include any officer or employee of Scarborough, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales of Scarborough Investment Advisers. Scarborough's Code is based upon the principal that it is the duty at all times to place the interests of Fund shareholders first.

Scarborough's Code permits employees to invest in securities for his or her own account, or the account of an immediate family member, only through the use of a broker-dealer. Every employee and immediate family member must also obtain prior approval from the Chief Investment Officer before executing any personal securities transactions for his or her own account. A securities transaction will only be approved if no registered investment company or series thereof for which Scarborough is subadvisor (Investment Company) has a pending "buy" or "sell"' order in, if it does not appear on any "restricted" list of Scarborough, and if such transaction is not short selling or option trading that is economically opposite any pending transaction for any Investment Company. After preclearance has been granted, the Compliance Department will continue to monitor any activity to ascertain that such activity conforms to the preclearance granted and the provisions of Scarborough's Code. Scarborough's Code also lists several restrictions to the trades of employees and immediate family members. Such persons are prohibited from acquiring any securities in an initial public offering, and from acquiring securities in private placements without prior written approval. In addition, the decision to purchase securities of a related issuer for a trust or fund is subject to an independent review by investment personnel with no personal interest in the related issuer.

U.S. Emerging Growth Fund

The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Next Century") with respect to the Fund. Under the terms of the Subadvisory Agreement, Next Century furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Next Century is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately 5% of the Fund's total assets. During the term of the Subadvisory Agreement, Next Century will bear all expenses incurred by it in connection with its services under such agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Next Century. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Next Century becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Next Century upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

Effective May 1, 2002, the Subadvisory Agreement requires the Advisor, not the Fund, to pay Next Century a monthly fee based on the annual rate of 0.50% of the Fund's average daily net assets up to $200 million, 0.40% of the Fund's average daily net assets for the next $800 million, and 0.35% of the Fund's average daily net assets over $1 billion minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to May 1, 2002, the Advisor paid Next Century a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provided for the Fund's shareholders who invested through them.

The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Next Century, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


Next Century received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------

    12/31/01                     435,671
    12/31/02                     364,662
    12/31/03                     398,407


Next Century has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of Next Century. Access Persons include any director, officer, or Advisory Person of Next Century, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Funds or that might enable such persons to illicitly profit from their relationship with the Funds.

Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Fund first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relation to the Fund. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.

The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Next Century. Mr. Thomas L. Press, one of the Investment Managers of Next Century, controls Next Century pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in Next Century may raise conflicts of interest in some situations.

The LLC Agreement provides that Next Century shall be managed and controlled by Next Century's Board. Currently, there are three directors. One of the directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in Next Century. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of Next Century.

Value Fund

The Advisor has entered into a Subadvisory Agreement with Sloate, Weisman, Murray & Company, Inc. ("Sloate") with respect to the Value Fund. Under the terms of the Subadvisory Agreement, Sloate furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Sloate is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because SWM Securities, Inc. ("SWM"), an affiliated company of Sloate, is a member of the NYSE, it is anticipated that SWM will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Sloate will bear all expenses incurred by it in connection with its services under such agreement.


The Subadvisory Agreement requires the Advisor, not the Fund, to pay Sloate a monthly fee based on the following annual rates. On May 4, 2001, and July 20, 2001, the Board and shareholders, respectively, of the Fund approved a revised Subadvisory Agreement. Effective July 23, 2001, the Advisor pays Sloate a fee, computed and paid monthly, of 0.60% of the Fund's average daily net asset value on the first $74.2 million, (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million. The Advisor may waive all or any portion of its management fee. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to July 23, 2001, the Advisor paid Sloate 60% of management fees collected by the Advisor from the Fund on $74.2 million, 50% of management fees collected by the Advisor from the Fund on net assets from $74.2 million to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.


The Advisor has one relationship with Sloate that is not related to the subadvisory arrangement for the Fund. For more than 10 years, the Advisor has obtained third party investment research from Sloate through soft dollar brokerage arrangements with various broker-dealers.


The continuation of the Subadvisory Agreement was last approved by the Board on April 30, 2004. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Sloate, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


Sloate received the following subadvisory fees from the Advisor for the time periods indicated.

Fiscal Year Ended    Subadvisory Fee ($)
----------------------------------------

    12/31/01                     301,944
    12/31/02                     261,453
    12/31/03                     283,524


Sloate has also adopted a Code of Ethics ("Sloate's Code"), which governs the personal trading activities of all employees of Sloate. Sloate's Code is based upon the principal that the interests of clients must always be recognized, be respected, and come before those of Employees.

Sloate's Code permits an employee to have a personal investment or trading account that is maintained at the Firm and not any other bank or broker-dealer. Trading in these accounts is limited to Permitted Employee Investments. Permitted Employee Investments means U.S. Treasury securities, municipal bonds, shares of registered open-ended investment companies, certificates of deposit, commercial paper, foreign exchange contracts, and such other money market or investment instruments authorized by the Compliance Officer, from time to time, as well as Amadeus Partners, L.P., a client account of Sloate. If an employee requests to trade in Securities other than permitted Employee Investments, such transactions must have the prior written approval of the Compliance Officer. If an employee is seeking approval to buy or sell a Security for their personal investment or trading account during a day in which transaction in such Securities are being made, or are intended to be made for Client Accounts, and, if approval is granted, the Employee must buy or sell its Securities in the same proportion that the Firm is buying or selling that Security on behalf of Client Accounts and subject to such restrictions as the Compliance Officers may deem appropriate to protect the interest of Client Accounts. All capitalized terms not defined here can be found in Sloate's Code.

                                  ADMINISTRATOR


Effective November 30, 2001, each Fund, except the Large Company Growth Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund, entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, each of those Funds, except the Endeavor Fund, had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement. The Large Company Growth Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Strategic Value Fund have also entered into an administration agreement with the Administrator for administration services. The Administrator is an affiliated company of the Advisor and Distributor.



Each Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each Fund has entered into separate Administration Agreements with the Administrator for each of its separate class of shares. The Growth Fund is authorized to offer five classes of shares: Investor Class, Advisor Class, Institutional Class, Class C, and Class K shares. The Enterprise Fund and the Growth and Income Fund are authorized to offer four classes of shares: Investor Class, Advisor Class, Institutional Class, and Class K shares. The Opportunity Fund is authorized to offer three classes of shares: Investor Class, Advisor Class, and Class K shares. The Growth 20 Fund is authorized to offer two classes of shares:
Investor Class and Advisor Class shares. The Dividend Income Fund and the Large Company Growth Fund are authorized to offer two classes of shares: Investor Class and Class K shares. The Overseas Fund is authorized to offer two classes of shares: Investor Class and Institutional Class shares. The Asia Pacific, Balanced, Blue Chip, Discovery, Dow 30 Value, Endeavor, Energy, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Multi Cap Value, Small Company Value, Small/Mid Cap Value, Strategic Value, Technology 100, U.S. Emerging Growth, and Value Funds are authorized to offer one class of shares: Investor Class shares.


The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

Administration Agreement - Investor Class and Class K

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for each of the Investor Class and Class K shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class and Class K shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class and Class K shares, including Investor Class and Class K prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class and Class K shareholders, and attending to routine correspondence and other communications with individual Investor Class and Class K shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class and Class K shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class and Class K shares, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class and Class K shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class and Class K shares may be effected, and certain other matters pertaining to the Investor Class and Class K shares; (viii) assisting shareholders in designating and changing dividend options, account designations, and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class and Class K shares;
(xii) verifying purchase and redemption orders and transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class and Class K shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of each Fund, except the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund, at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Class K shares, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to July 23, 2001, the Advisor received a fee from the Balanced, Blue Chip, Dividend Income, Energy, Enterprise, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Opportunity, and U.S. Emerging Growth Funds at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Mid Cap Disciplined Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.

Prior to April 12, 2001, for the Balanced, Blue Chip, Dividend Income, Energy, and Growth and Income Funds, prior to April 27, 2001, for the Discovery, Large Cap Growth, and Opportunity Funds, and prior to May 1, 2001, for the Enterprise, Growth, Growth 20, Large Cap Core, Mid Cap Disciplined, and U.S. Emerging Growth Funds, the Investor Class fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

Administration Agreement - Advisor Class


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


Prior to July 23, 2001, for the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Enterprise, Growth, Growth 20, and Opportunity Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

Administration Agreement - Institutional Class


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Growth Fund, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

Administration Agreement - Class C


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class C shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Class C shares of the Fund, earnings reports and other financial data;
(v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST and printers; (vi) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent;
(viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Class C shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to Class C shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time periods indicated. From time to time, the Administrator may waive all or a portion of its administration fee and may absorb expenses for the Fund.




                                                                 Administrative
                                 Administrative                    Fee After
      Fiscal Year Ended              Fee ($)        Waiver($)      Waiver ($)
--------------------------------------------------------------------------------

Asia Pacific Fund - Investor Class/(1)/
12/31/01/(2)/                            50,799             0             50,799
12/31/02                                192,575        29,564            163,011
12/31/03                                181,148        19,619            161,529
Balanced Fund - Investor Class
12/31/01                                895,261             0            895,261
12/31/02                                746,308             0            746,308
12/31/03                                650,632             0            650,632
Blue Chip Fund - Investor Class
12/31/01/(3)/                         1,093,342             0          1,093,342
12/31/02                                802,741             0            802,741
12/31/03                                529,869             0            529,869
Discovery Fund - Investor Class
12/31/01                                393,892             0            393,892
12/31/02                                363,745             0            363,745
12/31/03                                375,422             0            375,422
Dividend Income Fund - Class K/(4)/
12/31/02                                    463           207                256
12/31/03                                  9,770         9,770                  0
Dividend Income Fund - Investor Class
12/31/01                                741,500             0            741,500
12/31/02                                579,573             0            579,573
12/31/03                                445,593             0            445,593
Dow 30 Value Fund - Investor Class/(5)/
12/31/01/(2)/                           140,689             0            140,689
12/31/02                                293,572             0            293,572
12/31/03                                257,052           341            256,711
Endeavor Fund - Investor Class/(6)/
12/31/01/(7)/                            11,728             0             11,728

12/31/02                                 14,103         4,814              9,289
12/31/03                                 13,445        11,784              1,661
Energy Fund - Investor Class
12/31/01                                 44,951             0             44,951
12/31/02                                 48,418         1,342             47,076
12/31/03                                 38,084         6,067             32,017
Enterprise Fund - Investor Class
12/31/01                              1,139,685             0          1,139,685
12/31/02                                885,448       124,046            761,402
12/31/03                                714,844       284,290            430,554
Enterprise Fund - Advisor Class/()/
12/31/01                                  2,138             0              2,138
12/31/02                                  3,912             0              3,912
12/31/03                                  4,752             0              4,752
Enterprise Fund - Institutional Class /(8)/
12/31/03/(9)/                               154           154                  0
Enterprise Fund - Class K/(10)/
12/31/02/(11)/                            2,469             0              2,469
12/31/03                                 49,407        21,165             28,242
Growth Fund - Investor Class
12/31/01                              6,479,302             0          6,479,302
12/31/02                              4,738,237             0          4,738,237
12/31/03                              4,106,875             0          4,106,875
Growth Fund - Advisor Class/()/
12/31/01                                 32,199             0             32,199
12/31/02                                 35,152             0             35,152
12/31/03                                 31,471             0             31,471
Growth Fund - Institutional Class
12/31/01                                  5,908             0              5,908
12/31/02                                 26,817             0             26,817
12/31/03                                 53,110             0             53,110
Growth Fund - Class C/(12)/
12/31/02/(13)/                                4             0                  4
12/31/03                                    966           966                  0
Growth Fund - Class K/(10)/

12/31/02/(11)/                            4,500         3,141              1,359
12/31/03                                108,553       107,354              1,199
Growth 20 Fund - Investor Class
12/31/01                              1,302,249             0          1,302,429
12/31/02                                757,235         9,065            748,170
12/31/03                                777,538        43,872            733,666
Growth 20 Fund - Advisor Class
12/31/01                                 24,815             0             24,815
12/31/02                                 25,418             0             25,418
12/31/03                                 19,829             0             19,829
Growth and Income Fund - Investor Class
12/31/01                              2,579,654             0          2,579,654
12/31/02                              2,216,849             0          2,216,849
12/31/03                              1,921,728             0          1,921,728
Growth and Income Fund - Advisor Class
12/31/01                                 30,669             0             30,669
12/31/02                                 37,928             0             37,928
12/31/03                                 26,993             0             26,993
Growth and Income Fund - Institutional Class
12/31/01                                  5,928             0              5,928
12/31/02                                 12,298             0             12,298
12/31/03                                 15,445             0             15,445
Growth and Income Fund - Class K/(4)/
12/31/02                                 18,584         3,511             15,073
12/31/03                                 71,110        17,509             53,601
Large Cap Core Fund - Investor Class
12/31/01                                 14,824             0             14,824
12/31/02                                 14,312         2,030             12,282
12/31/03                                 12,039        12,039                  0
Large Cap Growth Fund - Investor Class
12/31/01                              3,094,456             0          3,094,456
12/31/02                              2,265,114             0          2,265,114
12/31/03                              1,906,405             0          1,906,405
Large Company Growth Fund - Investor Class/(14)/
12/31/02/(15)/                           17,747         4,022             13,725

12/31/03                                131,466             0            131,466
Large Company Growth Fund - Class K/(8)/
12/31/03/(9)/                               576           576                  0
Mid Cap Disciplined Fund - Investor Class
12/31/01                                147,832             0            147,832
12/31/02                                456,263             0            456,263
12/31/03                                760,908             0            760,908
Multi Cap Value Fund - Investor Class/(16)/
12/31/01/(17)/                          209,600             0            209,600
12/31/02                                705,128             0            705,128
12/31/03                                560,920         8,687            552,233
Opportunity Fund - Investor Class
12/31/01                              9,630,385             0          9,630,385
12/31/02                              9,389,611             0          9,389,611
12/31/03                              8,005,978             0          8,005,978
Opportunity Fund - Advisor Class
12/31/01                                129,617             0            129,617
12/31/02                                315,933             0            315,933
12/31/03                                363,721             0            363,721
Opportunity Fund - Class K/(10)/
12/31/02/(11)/                              410            87                323
12/31/03                                  1,638         1,638                  0
Overseas Fund - Investor Class/(1)/
12/31/01/(2)/                            34,945             0             34,945
12/31/02                                155,312        41,688            113,624
12/31/03                                392,635       392,635                  0
Overseas Fund - Institutional Class/(18)/
12/31/03                                     24            24                  0
Small Company Value Fund - Investor Class/(19)/
12/31/02/(20)/                           15,432         2,589             12,843
12/31/03                                 52,229             0             52,229
Small/Mid Cap Value Fund - Investor Class/(19)/
12/31/02/(20)/                            5,332         3,509              1,823

12/31/03                                 13,412        13,412                  0
Strategic Value Fund - Investor Class/(19)/
12/31/02/(20)/                            2,027           814              1,213
12/31/03                                  3,964         3,590                474
Technology 100 Fund - Investor Class/(5)/
12/31/01/(2)/                           200,563             0            200,563
12/31/02                                432,843       106,558            326,285
12/31/03                                460,503       103,069            357,434
U.S. Emerging Growth Fund - Investor Class
12/31/01                                240,926             0            240,926
12/31/02                                226,813        12,529            214,284
12/31/03                                244,031        36,253            207,778
Value Fund - Investor Class/(5)/
12/31/01/(2)/                            67,310             0             67,310
12/31/02                                137,729             0            137,729
12/31/03                                149,880           608            149,272

/(1)/ First applicable on April 9, 2001.
/(2)/ For the five-month fiscal period ended December 31, 2001.
/(3)/ These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.
/(4)/ First offered on December 31, 2001.
/(5)/ First applicable on May 1, 2001.
/(6)/ Commenced operations on April 6, 2001.
/(7)/ For the eight-month fiscal period ended December 31, 2001.
/(8)/ First offered on June 30, 2003.
/(9)/ For the six-month fiscal period ended December 31, 2003.
/(10)/ First offered on August 30, 2002.
/(11)/ For the four-month fiscal period ended December 31, 2002.
/(12)/ First offered on December 26, 2002.
/(13)/ For the six-day fiscal period ended December 31, 2002.
/(14)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any administration fees.
/(15)/ For the three-month fiscal period ended December 31, 2002.
/(16)/ First applicable on July 27, 2001.
/(17)/ For the seven-month fiscal period ended December 31, 2001.
/(18)/ First offered on December 31, 2002.
/(19)/ Commenced operations on March 28, 2002.
/(20)/ For the nine-month fiscal period ended December 31, 2002.

                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class, Advisor Class, Institutional Class, and Class K shares of the Fund are offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchase of these shares. The Fund pays the Distributor an annual 12b-1 fee on certain Investor Class and Advisor Class shares. See "Distribution Plan" for more information. Class K shares are only available to certain types of investors. See Appendix C for more information on the eligibility criteria for purchasing Class K shares.

The offering price of Class C shares of the Fund is the net asset value. However, investors pay a 1.00% contingent deferred sales charge ("CDSC") on Class C shares in certain circumstances. See Appendix C for more information on Class C shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class C shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, and which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class C shares.

Pursuant to a distribution plan adopted on behalf of the Investor Class shares of the Endeavor, Large Company Growth, Small Company Value, Small/Mid Cap Value, and Strategic Value Funds; the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds; and the Class C shares of the Growth Fund (collectively "12b-1 shares") in accordance with Rule 12b-1 under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the Investor and Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Payments made to the Distributor under the Rule 12b-1 Plan for the Class C shares are limited to payment at an annual rate equal to 1.00% of average daily net assets attributable to 12b-1 shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

The following section applies to the Investor Class shares of the Endeavor, Large Company Growth, Small Company Value, Small/Mid Cap Value, and Strategic Value Funds, the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, and the Class C shares of the Growth Fund only.
                                DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell Fund shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor and/or an affiliate, including the Distributor, may make payments from their own resources to brokers, financial advisors, or others for selling or servicing Fund shares..

Investor and Advisor Class Shares. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.

Class C Shares. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the Rule 12b-1 Plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the Rule 12b-1 Plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The Rule 12b-1 Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares, greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support service entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following distribution and service fees under its Rule 12b-1 Plan.






                                                                                                             Remaining
                                                                                                            12b-1 Fees
                                                                                                            Used to Pay
                                                                                                              for 1)
                                                                                                            Advertising
                                                                                                              and 2)
                                                                                                             Printing,
                                                                                                            and Mailing
                                                                                                                of
                                                                              Compensation    12b-1 Fees   Prospectuses
                                                                                   to         Retained by    to Other
                                                                              Unaffiliated       the       than Current
                                                  Gross 12b-1   Absorptions  Broker-Dealers   Distributor  Shareholders
           Fiscal Year Ended                       Fees ($)        ($)            ($)          ($) /(1)/       ($)
-----------------------------------------------------------------------------------------------------------------------
Endeavor Fund - Investor Class/(2)/
12/31/01/(3)/                                           9,773             0               0             0         9,773
12/31/02                                               11,786         5,245               0             0         6,541
12/31/03                                               11,217        11,217               0             0        11,213
Enterprise Fund - Advisor Class
12/31/01                                                1,928             0           1,928             0             0
12/31/02                                                3,258             0           2,431           827             0
12/31/03                                                3,960             0           3,809           118           302
Growth Fund - Advisor Class
12/31/01                                               29,157             0          29,157             0             0
12/31/02                                               29,293             0          21,163         8,130             0
12/31/03                                               26,226             0          22,425           590         3,266
Growth Fund -Class C/(4)/
12/31/02/(5)/                                              16             0               0             0            16
12/31/03                                                3,227         3,227           1,271         1,931            25
Growth 20 Fund - Advisor Class
12/31/01                                               22,664             0          22,664             0             0
12/31/02                                               21,181             0          21,181             0             0
12/31/03                                               16,524             0          17,044            63         1,225
Growth and Income Fund - Advisor Class
12/31/01                                               27,770             0          27,770             0             0
12/31/02                                               31,607             0          31,607             0             0

12/31/03                                               22,495             0          22,429         1,077         1,207
Large Company Growth Fund - Investor Class/(6)/
12/31/02/(7)/                                          14,242             0               0             0        14,242
12/31/03                                              109,555        71,309          14,230        26,774        68,550
Opportunity Fund - Advisor Class
12/31/01                                              114,159             0         114,159             0             0
12/31/02                                              263,277             0         259,000         4,277             0
12/31/03                                              303,101             0         292,324        11,069        14,559
Small Company Value Fund - Investor Class/(8)/
12/31/02/(9)/                                          11,062         1,335               0             0         9,727
12/31/03                                               43,524            25           4,261        15,708        23,556
Small/Mid Cap Value Fund - Investor Class/(8)/
12/31/02/(9)/                                           4,060         2,911               0             0         1,149
12/31/03                                               11,176        11,176               0             0        10,986
Strategic Value Fund - Investor Class/(8)/
12/31/02/(9)/                                           1,675         1,279               0             0           396
12/31/03                                                3,305         2,994               0             0         2,794

/(1)/ This amount represents 1) 12b-1 fees paid on shares held less than 13 months and 2) 12b-1 fees for accounts with no dealer of record, and 3) asset-based services fees on Class C shares.
/(2)/ Commenced operations on April 6, 2001.
/(3)/ For the eight-month fiscal period ended December 31, 2001.
/(4)/ First offered on December 26, 2002.
/(5)/ For the six-day fiscal period ended December 31, 2002.
/(6)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any 12b-1 fees.
/(7)/ For the three-month fiscal period ended December 31, 2002.
/(8)/ First offered on March 28, 2002.
/(9)/ For the nine-month fiscal period ended December 31, 2002.


The following section applies to each Fund, except that the Dow 30 Value Fund does not participate in Initial Public Offerings.
                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in increased portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With respect to the Fund's foreign equity investing, if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.


Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the Advisor receives the full amount of securities ordered, the shares are allocated in accordance with the original orders placed with the trading desk. However, if the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated according to specific guidelines.



When the Advisor receives 75 percent or greater of the shares ordered, the securities are allocated pro rata based upon the total shares ordered for each account that originally placed orders with the trading desk. If the Advisor receives less than 75 percent of the shares ordered, the trading desk will allocate shares to each participating account in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management plus cash available for equity investment on the date the IPO is priced in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.


For the U.S. Emerging Growth Fund, Next Century may invest in IPOs on behalf of client accounts managed in one or more investment styles (e.g., micro-cap, small-cap, mid-cap or large-cap). Next Century may decide to invest in any investment opportunity, whether an IPO or not, only for accounts managed in a particular investment style, even if the investment opportunity may be suitable for accounts managed in more than one style. If Next Century decides to invest in a given IPO for accounts managed in a particular investment style or styles, all accounts managed in the relevant style(s) will be allocated shares in the IPO pro rata based on account size. However, accounts will not receive shares in an IPO if it would result in an allocation of less than five shares. Next Century will not invest in IPOs for clients whose investment guidelines prohibit IPOs.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:

                                                 Brokerage
Fiscal Year Ended                             Commissions ($)
-------------------------------------------------------------

Asia Pacific Fund
12/31/01                                              653,258
12/31/02                                              928,325
12/31/03                                            1,373,166
Balanced Fund
12/31/01                                              663,126
12/31/02                                              810,785
12/31/03                                              931,193

Blue Chip Fund
12/31/01                                            1,276,024
12/31/02                                            1,304,780
12/31/03                                            1,266,620
Discovery Fund
12/31/01                                            1,638,470
12/31/02                                            1,391,176
12/31/03                                            1,628,389
Dividend Income Fund
12/31/01                                              627,558
12/31/02                                              672,222
12/31/03                                              409,115
Dow 30 Value Fund
12/31/01                                              287,537
12/31/02                                              257,519
12/31/03                                              319,418
Endeavor Fund/(1)/
12/31/01/(2)/                                          43,203
12/31/02                                               51,407
12/31/03                                               35,938
Energy Fund
12/31/01                                               33,731
12/31/02                                               27,063
12/31/03                                               15,721
Enterprise Fund
12/31/01                                            4,880,600
12/31/02                                            3,130,649
12/31/03                                            2,352,564
Growth Fund
12/31/01                                           17,389,597
12/31/02                                           10,155,292
12/31/03                                            7,651,733
Growth 20 Fund
12/31/01                                            5,569,140
12/31/02                                            2,425,808
12/31/03                                            2,352,742

Growth and Income Fund
12/31/01                                            3,507,299
12/31/02                                            4,349,906
12/31/03                                            4,660,800
Large Cap Core Fund
12/31/01                                               26,213
12/31/02                                               29,196
12/31/03                                               12,330
Large Cap Growth Fund
12/31/01                                            9,723,873
12/31/02                                            7,751,314
12/31/03                                            4,650,597
Large Company Growth Fund/(3)/
12/31/02                                               43,855
12/31/03                                              316,336
Mid Cap Disciplined Fund
12/31/01                                            1,070,203
12/31/02                                            2,760,619
12/31/03                                            3,084,882
Multi Cap Value Fund
9/30/01                                               812,249
12/31/01/(4)/                                         325,334
12/31/02                                            1,131,804
12/31/03                                              921,491
Opportunity Fund
12/31/01                                            8,825,609
12/31/02                                            8,368,971
12/31/03                                            5,850,398
Overseas Fund
12/31/01                                              233,347
12/31/02                                              212,832
12/31/03                                              260,163
Small Company Value Fund/(5)/
12/31/02                                               70,680
12/31/03                                              249,502

Small/Mid Cap Value Fund/(5)/
12/31/02                                               20,632
12/31/03                                               47,125
Strategic Value Fund/(5)/
12/31/02                                                2,904
12/31/03                                                7,313
Technology 100 Fund
12/31/01                                            1,655,815
12/31/02                                              450,842
12/31/03                                            1,024,130
U.S. Emerging Growth Fund
12/31/01                                              115,003
12/31/02                                              371,893
12/31/03                                              338,087
Value Fund
12/31/01                                              195,646
12/31/02                                              217,160
12/31/03                                              220,693

/(5)/ Commenced operations on March 28, 2002.
/(1)/ Commenced operations on April 6, 2001.
/(2)/ For the eight-month fiscal period ended December 31, 2001.
/(3)/ While the Fund's predecessor, Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any brokerage commissions.
/(4)/ For the three-month fiscal period ended December 31, 2001.

With respect to the Dividend Income Fund only, because Reaves is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the periods indicated in the brokerage commission table above, the Fund paid Reaves the full amount of the brokerage commissions indicated in the table. For the period January 1, 2003, to December 31, 2003, 87.881% of the Fund's aggregate brokerage commissions were paid to Reaves. For the period January 1, 2003, to December 31, 2003, 82.82% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Reaves.

                                                Brokerage
                                             Commissions Paid
Fiscal Year Ended                              to Reaves($)
-------------------------------------------------------------

12/31/01                                              627,393
12/31/02                                              663,572
12/31/03                                              359,536

With respect to the Value Fund only, because SWM Securities, Inc. ("SWM"), an affiliated company of the Subadvisor to the Value Fund, is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for SWM to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by SWM must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows SWM to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the period January 1, 2003, to December 31, 2003, 10.78% of the Fund's aggregate brokerage commissions were paid to SWM. For the period January 1, 2003, to December 31, 2003, 1.12%% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through SWM.

                                                Brokerage
                                             Commissions Paid
Fiscal Year Ended                               to SWM($)
-------------------------------------------------------------
12/31/01                                                7,516
12/31/02                                                1,769
12/31/03                                               23,784

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

Regular Broker or Dealer (or Parent)      Value of Securities Owned as of
Issuer                                    December 31, 2002
--------------------------------------------------------------------------------
Citigroup Global Markets Inc.             $4,247,250 (Balanced Fund)
J.P. Morgan Chase & Co.                   $1,079,862 (Balanced Fund)
Wachovia Corporation                      $931,800 (Balanced Fund)
Goldman Sachs & Co.                       $6,674,148 (Blue Chip Fund)
Citigroup Global Markets Inc.             $3,509,442 (Blue Chip Fund)
Merrill Lynch, Pierce, Fenner & Smith,
 Inc.                                     $3,577,650 (Dividend Income Fund)
Citigroup Global Markets Inc.             $154,843 (Endeavor Fund)
Lehman Brothers, Inc.                     $48,649 (Endeavor Fund)
Goldman Sachs & Co.                       $20,239,650 (Growth Fund)
Citigroup Global Markets Inc.             $23,211,828 (Growth and Income Fund)
J.P. Morgan Chase & Co.                   $5,917,203 (Growth and Income Fund)
Merrill Lynch, Pierce, Fenner & Smith,
 Inc.                                     $5,865,000 (Growth and Income Fund)
Morgan Stanley                            $5,243,022 (Growth and Income Fund)
Goldman Sachs & Co.                       $5,198,628 (Growth and Income Fund)
Wachovia Corporation                      $5,120,241 (Growth and Income Fund)
Citigroup Global Markets Inc.             $6,795,600 (Large Cap Growth Fund)
Goldman Sachs & Co.                       $6,417,450 (Large Cap Growth Fund)
Citigroup Global Markets Inc.             $2,009,556 (Large Company Growth Fund)
Wachovia Corporation                      $35,874,300 (Opportunity Fund)
Morgan Stanley                            $22,454 (Strategic Value Fund)
J.P. Morgan Chase & Co.                   $16,528 (Strategic Value Fund)

The table below shows the following Funds' portfolio turnover rate for the last two fiscal periods.

                              December 31,           December 31,
Fund                              2003                   2002
Asia Pacific Fund                    285.9%/(1)/            158.9%
Balanced Fund                        204.7%                 225.5%

                              December 31,           December 31,
Fund                              2003                   2002
Blue Chip Fund                       268.5%                 214.0%
Discovery Fund                       302.2%/(2)/            420.0%
Dividend Income Fund                  92.2%                 114.1%
Dow 30 Value Fund                    123.0%                 109.4%
Endeavor Fund                        243.0%/(2)/            416.8%
Energy Fund                           22.1%                  53.8%
Enterprise Fund                      261.2%/(2)/            376.8%
Growth Fund                          138.8%/(2)/            248.5%
Growth 20 Fund                       318.1%/(3)/            460.8%
Growth and Income Fund               199.4%                 187.8%
Large Cap Core Fund                  105.5%/(2)/            269.3%
Large Cap Growth Fund                253.4%/(4)/            443.2%
Large Company Growth Fund            229.0%                  71.8%/(5)/
Mid Cap Disciplined Fund             251.5%/(2)/            430.7%
Multi Cap Value Fund                  65.0%                  65.8%
Opportunity Fund                      60.2%                  70.9%
Overseas Fund                         40.7%                  45.9%
Small Company Value Fund             155.5%/(2)/            200.5%/(6)/
Small/Mid Cap Value Fund             132.0%                 107.7%/(6)/
Strategic Value Fund                 139.3%                  56.9%/(6)/
Technology 100 Fund                  177.7%/(7)/             96.0%
U.S. Emerging Growth Fund            100.3%                 171.5%
Value Fund                           140.8%                 201.0%

/(1)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly higher than the turnover rate for the prior 12-month period, because the Fund experienced substantial shareholder activity during the fiscal year.
/(2)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because the Fund experienced lower market volatility.
/(3)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because of a change in the management of the Fund and because the Fund experienced lower market volatility.
/(4)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly lower than the turnover rate for the prior 12-month fiscal period, because of a change in the management of the Fund.
/(5)/ For the three-month fiscal period ended December 31, 2002.
/(6)/ For the nine-month fiscal period ended December 31, 2002.
/(7)/ The turnover rate for the Fund for fiscal period ending December 31, 2003, was significantly higher than the turnover rate for the prior 12-month fiscal period because of a change in management and because the market for technology stocks was stronger.

                                    CUSTODIAN

As custodian of each Funds' assets, except for the Asia Pacific Fund, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

As custodian of the Asia Pacific Fund, Brown Brothers, 40 Water Street, Boston, MA 02109, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which its assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:

--------------------------------------------------------------------------------
Share Class                                         Fee/(1)/
--------------------------------------------------------------------------------
Investor Class shares         $27.00 annual open account fee, $4.20 annual
                              closed account fee.
Advisor Class shares          0.20% of the average daily net asset value of all
                              Advisor Class shares.
Institutional Class shares    0.015% of the average daily net asset value of all
                              Institutional Class shares.
Class C shares                0.20% of the average daily net asset value of all
                              Class C shares.
Class K shares                0.20% of the average daily net asset value of all
                              Class K shares.
--------------------------------------------------------------------------------
/(1)/ Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees and certain expenses to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may absorb expenses for the Fund.





                                                      Printing/                         Total Cost
                                     Out-of-Pocket     Mailing                             After
     Fund               Fee ($)       Expenses ($)   Services ($)   Absorptions ($)   Absorptions ($)
-----------------------------------------------------------------------------------------------------
Asia Pacific Fund - Investor Class
12/31/01                238,657              5,959         93,071            71,582           266,105
12/31/02                373,778             15,189         78,010                 0           466,977
12/31/03                268,980             13,805         56,128            25,823           313,090
Balanced Fund - Investor Class
12/31/01                831,503             17,996        170,430                 0         1,019,929
12/31/02                812,475             47,101        152,341                 0         1,011,917
12/31/03                698,546             44,897        125,763             2,168           867,038
Blue Chip Fund - Investor Class/(1)/
12/31/01              1,671,997             53,527        484,173                 0         2,209,697
12/31/02              1,634,844            103,750        344,812                 0         2,083,406
12/31/03              1,271,157             81,212        243,385            29,683         1,566,071

Discovery Fund - Investor Class
12/31/01                515,255             13,125        128,387                 0           656,767
12/31/02                524,144             33,620        114,945                 0           672,709
12/31/03                492,140             29,743        104,267               314           625,817
Dividend Income Fund - Investor Class
12/31/01                602,712             13,853        137,278                 0           753,843
12/31/02                641,535             33,163        137,898                 0           812,596
12/31/03                523,819             26,469        106,577               440           656,425
Dividend Income Fund - Class K/(2)/
12/31/02                    285                175          1,486             1,557               389
12/31/03                  7,018              3,150          6,498             5,126            11,540
Dow 30 Value Fund - Investor Class
12/31/01                356,836              8,329         74,037                 0           439,202
12/31/02                363,488             18,842         77,147                 0           459,477
12/31/03                315,608             15,870         63,251               367           394,362
Endeavor Fund - Investor Class/(3)/
12/31/01/(4)/            14,225                651         16,111            18,664            12,323
12/31/02                 27,639              1,634          6,115            21,502            13,886
12/31/03                 23,492              1,346          4,745             2,099            27,484
Energy Fund - Investor Class
12/31/01                 69,172              2,761         16,966                 0            88,899
12/31/02                 86,007              5,242         24,234                 0           115,483
12/31/03                 71,181              4,240         16,312                95            91,638
Enterprise Fund - Class K/(5)/
12/31/02/(6)/             1,338                 34             53                 0             1,425
12/31/03                 34,469              2,203          5,073                 9            41,736
Enterprise Fund - Investor Class
12/31/01              2,267,780             64,762        611,527                 0         2,944,069
12/31/02              2,090,903            140,134        483,743                 0         2,714,780
12/31/03              1,680,127            118,000        366,222             2,233         2,162,116
Enterprise Fund - Advisor Class
12/31/01                  1,353                596          3,755                 0             5,704
12/31/02                  2,565                 38          1,553                 0             4,156
12/31/03                  3,091                 48          1,159                 1             4,297
Enterprise Fund - Institutional Class/(7)/

12/31/03/(8)/                90                  4          2,398             1,213             1,279
Growth Fund - Investor Class
12/31/01              6,461,940            130,888      1,374,174                 0         7,967,002
12/31/02              6,521,902            322,244      1,266,052                 0         8,110,198
12/31/03              5,245,756            259,516        980,963             3,132         6,483,103
Growth Fund - Advisor Class
12/31/01                 21,376                271         15,913                 0            37,560
12/31/02                 24,021                611          5,940                 0            30,572
12/31/03                 20,989                464          3,176                 5            24,624
Growth Fund - Class K/(5)/
12/31/02/(6)/             1,355                 28            298               610             1,071
12/31/03                 78,623              1,071          1,909               936            80,667
Growth Fund - Class C/(9)/
12/31/03/(10)/              554                 12          6,519             1,719             5,366
Growth Fund - Institutional Class
12/31/01                 44,321             14,309         16,457                 0            75,087
12/31/02                 18,596             30,973        140,937                 0           190,506
12/31/03                 38,127             28,036        198,563                 2           264,724
Growth 20 Fund - Investor Class
12/31/01              1,794,747             47,108        454,106                 0         2,295,961
12/31/02              1,557,891             96,503        340,509                 0         1,994,903
12/31/03              1,431,637             80,296        267,510             8,250         1,771,193
Growth 20 Fund - Advisor Class
12/31/01                 16,827                 65         10,590                 0            27,482
12/31/02                 17,338                624          3,188                 0            21,150
12/31/03                 13,337                817          1,840                 4            15,990
Growth and Income Fund - Investor Class
12/31/01              3,238,237             64,435        657,314                 0         3,959,986
12/31/02              3,564,493            148,080        596,864                 0         4,309,437
12/31/03              2,896,389            122,143        410,271             6,962         3,421,841
Growth and Income Fund - Advisor Class
12/31/01                 20,206                180         12,051                 0            32,437
12/31/02                 25,738                707          2,284                 0            28,729
12/31/03                 18,243                925          1,921                 9            21,080

Growth and Income Fund - Class K/(2)/
12/31/02                 11,598                267          2,226             3,181            10,910
12/31/03                 55,113              1,457          2,829                 7            59,392
Growth and Income Fund - Institutional Class
12/31/01                  4,237                322          7,618                 0            12,177
12/31/02                  8,946              5,235         29,429                 0            43,610
12/31/03                 11,384              5,694         38,230                 1            55,307
Large Cap Core Fund - Investor Class
12/31/01                 30,471              1,450          9,225            30,126            11,020
12/31/02                 33,181              2,470          9,913            19,712            25,852
12/31/03                 30,848              2,187         13,558            17,855            28,738
Large Cap Growth Fund - Investor Class
12/31/01              2,231,016             53,989        500,400                 0         2,785,405
12/31/02              2,311,442            137,062        433,624                 0         2,882,128
12/31/03              2,019,756            112,945        361,635             1,537         2,492,799
Large Company Growth Fund - Investor Class/(11)/
12/31/02/(12)/           14,243                  0              0                 0            14,243
12/31/03                 70,673              1,843          8,307                52            80,771
Large Company Growth Fund - Class K/(7)/
12/31/03/(8)/               328                 17          1,646             1,991                 0
Mid Cap Disciplined Fund - Investor Class
12/31/01                147,275              3,468         20,192                 0           170,935
12/31/02                492,238             19,432         75,557                 0           587,227
12/31/03                802,542             24,947        109,037             8,489           928,037
Multi Cap Value Fund - Investor Class
12/31/01/(13)/          311,275             11,007         41,954                 0           364,236
12/31/02              1,268,930             69,501        305,057                 0         1,643,488
12/31/03              1,040,764             58,675        240,646             1,471         1,338,614
Opportunity Fund - Investor Class
12/31/01              7,337,328            105,624      1,007,954                 0         8,450,906
12/31/02              9,123,941            320,747      1,288,938                 0        10,733,626
12/31/03              7,840,493            281,837      1,085,294             3,125         9,204,499

Opportunity Fund - Advisor Class
12/31/01                 76,924                716         82,154                 0           159,794
12/31/02                205,407              3,111         44,471                 0           252,989
12/31/03                236,401              3,657         38,096               331           277,823
Opportunity Fund -Class K/(5)/
12/31/02/(6)/               225                  0          8,502                 0             8,727
12/31/03                  1,379                206          1,014               611             1,988
Overseas Fund - Investor Class
12/31/01                194,727              5,716         87,935            23,539           264,839
12/31/02                327,168             13,486         69,483            11,139           398,998
12/31/03                783,468             26,932        157,770           158,734           809,436
Overseas Fund - Institutional Class/(14)/
12/31/03                     16                  2          7,497             5,064             2,451
Small Company Value Fund - Investor Class/(15)/
12/31/02/(16)/           15,592              1,082          5,579               571            21,682
12/31/03                 49,460              2,520         11,019                30            62,969
Small/Mid Cap Value Fund - Investor Class/(15)/
12/31/02/(16)/            3,543                269          2,845             1,379             5,278
12/31/03                 10,159                556          2,626             3,085            10,256
Strategic Value Fund - Investor Class/(15)/
12/31/02/(16)/            1,772                129          2,524             3,596               829
12/31/03                  4,215                244            902             5,361                 0
Technology 100 Fund - Investor Class
12/31/01              1,414,685             48,818        341,181                 0         1,804,684
12/31/02              1,670,252            112,664        429,734             1,494         2,211,156
12/31/03              1,475,842             90,771        339,973            27,944         1,878,642
U.S. Emerging Growth Fund - Investor Class
12/31/01                347,135              9,620         86,253                 0           443,008
12/31/02                483,937             20,361         72,254                 0           576,552
12/31/03                441,377             18,583         66,407               494           525,873
Value Fund - Investor Class
12/31/01                138,885              4,369         74,572                 0           217,826
12/31/02                151,922              9,895         89,074                 0           250,891
12/31/03                159,514              8,770         55,722               509           223,497

/(1)/ These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.

/(2)/  First offered on December 31, 2001.
/(3)/  Commenced operations on April 6, 2001.
/(4)/  For the eight-month fiscal period ended December 31, 2001.
/(5)/  First offered on August 30, 2002.
/(6)/  For the four-month fiscal period ended December 31, 2002.
/(7)/  First offered on June 30, 2003.
/(8)/  For the six-month fiscal period ended December 31, 2003.
/(9)/  First offered on December 26, 2002.
/(10)/ For the six-day fiscal period ended December 31, 2002.
/(11)/ While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any transfer agent fees or expenses.
/(12)/ For the three-month fiscal period ended December 31, 2002.
/(13)/ For the three-month fiscal period ended December 31, 2001.
/(14)/ First offered on December 31, 2002.
/(15)/ Commenced operations on March 28, 2002.
/(16)/ For the nine-month fiscal period ended December 31, 2002.

                                      TAXES

General

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses ("Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the Income and Diversification Requirements under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Capital Loss Carryovers

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2003, the Funds in the table below anticipated the following capital loss carryovers:

                            Capital Loss
Fund                        Carryover ($)          Expiration Date
-------------------------   -------------   ----------------------
Asia Pacific Fund           $   2,103,529                     2010
Balanced Fund               $  29,257,442                2008-2010
Blue Chip Fund              $ 191,484,822          2008, 2010-2011
Dividend Income Fund        $  15,131,988                2010-2011
Dow 30 Value Fund           $   9,866,774                2006-2011
Endeavor Fund               $   1,843,685                2009-2010
Energy Fund                 $   3,612,032   2005, 2006, 2008, 2010
Enterprise Fund             $ 329,347,329                2008-2010
Growth 20 Fund              $ 386,580,001                2009-2010
Growth and Income Fund      $ 246,233,478               2008, 2010
Growth Fund                 $ 911,084,231                2009-2010
Large Cap Core Fund         $   1,329,239                2008-2011
Large Cap Growth Fund       $ 523,964,289               2008, 2010
Large Company Growth        $   7,696,647                2009-2010
Multi Cap Value Fund        $ 100,542,053          2006, 2010-2011
Opportunity Fund            $ 416,414,762                2010-2011
Overseas Fund               $  33,806,391                2004-2011
Small/Mid Cap Value Fund    $       4,374                     2010
Technology 100 Fund         $ 260,830,819                2007-2011
U.S. Emerging Growth Fund   $  61,877,627                2008-2010

Derivative Instruments

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


The following section applies to each Fund, except the Dow 30 Value Fund. Foreign Transactions


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.


Pass-Through Income Tax Exemption

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

Purchases in Kind

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

Qualified Dividend Income


The Fund may flow through to its shareholders the qualified dividend income ("QDI") that it receives on its portfolio holdings and designates as such. Specifically, a Fund may designate as QDI the aggregate amount of qualifying dividend income for the taxable year, if the amount of qualifying dividends received by the Fund is less than 95 percent of its gross income (as specially computed by excluding long-term capital gains). Where the amount of QDI is 95 percent or more of the Fund's gross income, 100 percent of the Fund's dividends (other than capital gain dividends) may be designated as QDI.

Certain holding period rules apply before a dividend is eligible for treatment by a shareholder as QDI. Specifically, the Fund and the shareholder must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock became ex-dividend. In the case of preferred stock, the holding period is 91 days during the 181-day period beginning 90 days before the stock became ex-dividend. If a qualified dividend is an extraordinary dividend (within the meaning of IRC Section 1059(c)), then any loss on the sale or exchange of the underlying stock is a long-term capital loss to the extent of the extraordinary dividend. Substitute payments received in lieu of dividends (as in the case of securities loans) are not QDI. A shareholder who receives a Form 1099-DIV showing a dividend may treat that amount as QDI unless the shareholder has reason to know that the amount (or some portion thereof) was paid in lieu of a dividend.

Use of Tax-Lot Accounting

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all of its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.


Generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock Market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations.


The following paragraph applies to each Fund, except the Dow 30 Value Fund.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the

NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each Business Day.



Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely traded, when the bid quotation from one broker will determine the market price). Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor or an affiliate determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.


                       ADDITIONAL SHAREHOLDER INFORMATION

Address Changes By Telephone


If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you may not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.


Brokers Receipt of Purchase and Redemption Orders

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Deposit of Unspecified Funds for Investment


When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market

Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

Dollar Cost Averaging

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

Federal Reserve System

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

Fee Waivers

The Fund, the Advisor, and/or the Administrator may waive some or all fees.




Financial Intermediaries

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor or an affiliate may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

Fund Redemptions


Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, facsimile, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.


Moving Account Options and Information

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express Purchase/SM/, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

Promotional Items

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

Redemption in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.




Retirement Plans


The following describes a variety of retirement plan accounts that may hold Strong Funds. Prototype plans are also available for many types of retirement accounts. Please contact the Distributor for more information.

.. Traditional Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

Roth IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed. If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be free from federal taxation.

.. If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.

Coverdell Education Savings Accounts: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax-free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.

Direct Rollover IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.

Simplified Employee Pension Plan (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

Simplified Incentive Match Plan for Employees (SIMPLE IRA): A SIMPLE IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation. on a pre-tax basis to a SIMPLE-IRA account.


The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.




Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


Please note, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


Right of Set-Off

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

Shares in Certificate Form

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

Telephone and Electronic Exchange/Redemption/Purchase Privileges

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "series" of common stock of a Corporation, as described in the chart below:

                                                       Incorporation   Date Series   Date Class   Authorized     Par
Corporation                                                 Date         Created       Created      Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.                           12/28/90                                 Indefinite    .00001
   - Strong Asia Pacific Fund                                           12/28/90                  Indefinite    .00001
      . Investor Class/(1)/                                                           12/28/90    Indefinite    .00001
Strong Balanced Fund, Inc./(2)/                          09/03/81                                 Indefinite       .01
   - Strong Balanced Fund                                               09/03/81                  Indefinite       .01
      . Investor Class/(1)/                                                           09/03/81    Indefinite       .01
Strong Conservative Equity Funds, Inc./(3)/              12/28/90                                 Indefinite    .00001
   - Strong Advisor U.S. Value Fund/(4)/                                10/27/95                  Indefinite     00001
      . Class A                                                                       11/30/00    Indefinite    .00001
      . Class B                                                                       11/30/00    Indefinite    .00001
      . Class C                                                                       11/30/00    Indefinite    .00001
      . Class K                                                                       12/27/01    Indefinite    .00001
      . Class Z/(7)/                                                                  10/27/95    Indefinite    .00001
   - Strong Blue Chip Fund/(8)/                                         06/25/97                  Indefinite    .00001
      . Investor Class/(7)/                                                           06/25/97    Indefinite    .00001
   - Strong Dividend Income Fund/(8)/                                   12/28/90                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/28/90    Indefinite    .00001
      . Class K                                                                       12/27/01    Indefinite    .00001
   - Strong Energy Fund/(10)/                                           08/14/97                  Indefinite    .00001
      . Investor Class/(1)/                                                           08/14/97    Indefinite    .00001
   - Strong Growth and Income Fund                                      10/27/95                  Indefinite    .00001
      . Investor Class/(11)/                                                          10/27/95    Indefinite    .00001
      . Advisor Class                                                                 02/22/00    Indefinite    .00001
      . Institutional Class                                                           02/22/00    Indefinite    .00001
      . Class K                                                                       12/27/01    Indefinite    .00001
Strong Discovery Fund, Inc.                               9/24/87                                 Indefinite      .001
   - Strong Discovery Fund                                               9/24/87                  Indefinite      .001
      . Investor Class/(12)/                                                           9/24/87    Indefinite      .001
Strong Equity Funds, Inc./(13)/                          12/28/90                                 Indefinite    .00001
   - Strong Advisor Large Company Core Fund/(14)/                         8/2/02                  Indefinite    .00001
      . Class A/(21)/                                                                  08/2/02    Indefinite    .00001
      . Class B                                                                        08/2/02    Indefinite    .00001
      . Class C                                                                        08/2/02    Indefinite    .00001
      . Class K                                                                        08/2/02    Indefinite    .00001

                                                       Incorporation   Date Series   Date Class   Authorized     Par
Corporation                                                 Date         Created       Created      Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
   - Strong Advisor Mid Cap Growth Fund/(14)/                           10/28/96                  Indefinite    .00001
      . Class A/(21)/                                                                 11/30/00    Indefinite    .00001
      . Class B                                                                       11/30/00    Indefinite    .00001
      . Class C                                                                       11/30/00    Indefinite    .00001
      . Class Z/(15)/                                                                 10/28/96    Indefinite    .00001
   - Strong Advisor Small Cap Value Fund/(14)/                          12/10/97                  Indefinite    .00001
      . Class A/(21)/                                                                 11/30/00    Indefinite    .00001
      . Class B                                                                       11/30/00    Indefinite    .00001
      . Class C                                                                       11/30/00    Indefinite    .00001
      . Class Z/(15)/                                                                 12/10/97    Indefinite    .00001
   - Strong Advisor Utilities and Energy Fund/(14)/                      7/22/02                  Indefinite    .00001
      . Class A/(21)/                                                                  7/22/02    Indefinite    .00001
      . Class B                                                                        7/22/02    Indefinite    .00001
      . Class C                                                                        7/22/02    Indefinite    .00001
   - Strong Dow 30 Value Fund                                           12/10/97                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/10/97    Indefinite    .00001
   - Strong Enterprise Fund                                              9/15/98                  Indefinite    .00001
      . Investor Class/(16)/                                                           9/15/98    Indefinite    .00001
      . Advisor Class                                                                  2/17/00    Indefinite    .00001
      . Institutional Class                                                            6/30/03    Indefinite    .00001
      . Class K                                                                         8/2/02    Indefinite    .00001
   - Strong Growth Fund                                                 12/28/90                  Indefinite    .00001
      . Investor Class/(16)/                                                          12/28/90    Indefinite    .00001
      . Advisor Class                                                                  2/17/00    Indefinite    .00001
      . Institutional Class                                                            2/17/00    Indefinite    .00001
      . Class C                                                                       12/06/02    Indefinite    .00001
      . Class K                                                                         8/2/02    Indefinite    .00001
   - Strong Growth 20 Fund                                               6/04/97                  Indefinite    .00001
      . Investor Class/(16)/                                                           6/04/97    Indefinite    .00001
      . Advisor Class                                                                  2/17/00    Indefinite    .00001
   - Strong Index 500 Fund/(14)/                                         4/08/97                  Indefinite    .00001
      . Investor Class/(9)/                                                            4/08/97    Indefinite    .00001
   - Strong Large Cap Core Fund/(17)/                                     5/4/98                  Indefinite    .00001
      . Investor Class/(9)/                                                             5/4/98    Indefinite    .00001
   - Strong Large Company Growth Fund                                     8/2/02                  Indefinite    .00001
      . Investor Class/(22)/                                                            8/2/02    Indefinite    .00001
      . Class K                                                                        6/30/03    Indefinite    .00001
   - Strong Mid Cap Disciplined Fund                                    12/15/98                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/15/98    Indefinite    .00001
   - Strong Technology 100 Fund                                         12/14/99                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/14/99    Indefinite    .00001
   - Strong U.S. Emerging Growth Fund                                   12/15/98                  Indefinite    .00001
      . Investor Class/(9)/                                                           12/15/98    Indefinite    .00001
   - Strong Value Fund                                                  11/01/95                  Indefinite    .00001
      . Investor Class/(9)/                                                           11/01/95    Indefinite    .00001

Strong Equity Funds II, Inc.                           2/9/01/(20)/                               Indefinite    .00001
   - Strong Multi Cap Value Fund/(19)/                                    6/1/01                  Indefinite    .00001
      . Investor Class                                                                  6/1/01    Indefinite    .00001
   - Strong Small Company Value Fund                                     3/14/02                  Indefinite    .00001
      . Investor Class                                                                 3/14/02    Indefinite    .00001


                                                       Incorporation   Date Series   Date Class   Authorized     Par
Corporation                                                Date          Created       Created      Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
   - Strong Small/Mid Cap Value Fund/(20)/                               3/14/02                  Indefinite    .00001
      . Investor Class                                                                 3/14/02    Indefinite    .00001
   - Strong Strategic Value Fund                                         3/14/02                  Indefinite    .00001
      . Investor Class                                                                 3/14/02    Indefinite    .00001
Strong International Equity Funds, Inc./(21)/            12/28/90                                 Indefinite    .00001
   - Strong Advisor International Core Fund                              9/17/01                  Indefinite    .00001
      . Class A/(22)/                                                                  9/17/01    Indefinite    .00001
      . Class B                                                                        9/17/01    Indefinite    .00001
      . Class C                                                                        9/17/01    Indefinite    .00001
   - Strong Overseas Fund                                                5/22/98                  Indefinite    .00001
      . Investor Class                                                                 5/22/98    Indefinite    .00001
      . Institutional Class                                                           12/06/02    Indefinite    .00001
Strong Large Cap Growth Fund, Inc./(21)/                  9/03/81                                 Indefinite       .01
   - Strong Large Cap Growth Fund                                        9/03/81                  Indefinite       .01
      . Investor Class/(1)/                                                            9/03/81    Indefinite       .01
Strong Opportunity Fund, Inc.                             7/05/83                                 Indefinite       .01
   - Strong Advisor Select Fund/(14)/                                   12/15/00                  Indefinite       .01
      . Class A/(21)/                                                                 12/15/00    Indefinite       .01
      . Class B                                                                       12/15/00    Indefinite       .01
      . Class C                                                                       12/15/00    Indefinite       .01
   - Strong Advisor U.S. Small/Mid Cap Growth Fund                       3/14/02                  Indefinite       .01
      . Class A/(22)/                                                                  3/14/02    Indefinite       .01
      . Class B                                                                        3/14/02    Indefinite       .01
      . Class C                                                                        3/14/02    Indefinite       .01
   - Strong Endeavor Fund                                               03/15/01                  Indefinite       .01
      . Investor Class                                                                03/15/01    Indefinite       .01
   - Strong Opportunity Fund                                             7/05/83                  Indefinite       .01
      . Investor Class/(16)/                                                           7/05/83    Indefinite       .01
      . Advisor Class                                                                  2/17/00    Indefinite       .01
      . Class K                                                                         8/2/02    Indefinite       .01


/(1)/ Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(2)/ Prior to June 23, 2000, the Corporation's name was Strong Asset Allocation Fund, Inc.
/(5)/ Prior to November 30, 2000, the Class Z shares of the Fund were designated as shares of common stock of the Fund.
/(6)/ Prior to May 1, 2001, the Fund's name was Strong Blue Chip 100 Fund.
/(7)/ Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund. The former Advisor Class shares of the Fund were redesignated as and converted into the Investor Class shares on December 27, 2001.
/(8)/ Prior to December 7, 2001, the Fund's name was Strong American Utilities Fund.
/(9)/ Prior to May 1, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(10)/ Prior to March 1, 2001, the Fund's name was Strong Limited
Resources Fund.
/(11)/ Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(12)/ Prior to November 15, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
/(13)/ Prior to November 1, 1995, the Corporation's name was Strong Growth
Fund, Inc.
/(14)/ Described in a different SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.
/(15)/ Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.
/(16)/ Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
/(17)/ Prior to May 1, 2001, the Strong Large Cap Core Fund's name was the Strong Strategic Growth Fund.

/(18)/ Although the Corporation was incorporated on February 9, 2001, it did not succeed to the operations of the Strong Multi Cap Value Fund, Inc. (f/k/a Strong Schafer Value Fund, Inc.), which was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985 (the "Predecessor Fund") until June 1, 2001.
/(19)/ The Fund is the successor to the Predecessor Fund. Prior to January 10, 1996, the Fund was known as Schafer Value Fund, Inc. Any reference herein to the Strong Multi Cap Value Fund, including any financial information and performance data relating to the period prior to June 1, 2001, reflects the Fund as constituted prior to the commencement of operations as a series of a Wisconsin corporation.

/(20)/ Prior to October 20, 2003, the Fund's name was Strong All Cap Value Fund. /(21)/ Prior to May 1, 2000, the Corporation's name was Strong Total Return Fund, Inc.
/(22)/ The former Class L shares were redesignated and converted into Class A shares on December 27, 2001.

/(23)/ The Large Company Growth Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund. This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Dividend Fund in exchange for the Rockhaven Premier Dividend Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.

The Strong Asia Pacific Fund is a diversified series of Strong Asia Pacific Fund, Inc., which is an open-end management investment company. The Strong Balanced Fund is a diversified series of Strong Balanced Fund, Inc., which is an open-end management investment company. The Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund, are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company. The Strong Discovery Fund is a diversified series of Strong Discovery Fund, Inc., which is an open-end management investment company. The Strong Enterprise Fund, Strong Growth Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund and Strong Growth 20 Fund are nondiversified series of Strong Equity Funds, Inc. The Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund are diversified series of Strong Equity Funds II, Inc., which is an open-end management investment company. The Strong Overseas Fund is a diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong Large Cap Growth Fund is a diversified series of Strong Large Cap Growth Fund, Inc., which is an open-end management investment company. The Strong Endeavor Fund and Strong Opportunity Fund are diversified series of Strong Opportunity Fund, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The

Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.





Investment Objective. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

Fund Name                                      Investment Objective
----------------------------------------------------------------------------------------------


Growth and Income
Strong Balanced Fund                           High total return consistent with reasonable
                                               risk over the long term.
Strong Blue Chip Fund                          Total return by investing for both income and
                                               capital growth.
Strong Dividend Income Fund                    Total return by investing for both income and
                                               capital growth.
Strong Energy Fund                             Total return by investing for both capital
                                               growth and income.
Strong Growth and Income Fund                  High total return by investing for capital
                                               growth and income.
Strong Large Company Growth Fund               Total return by investing for both income and
                                               capital growth.
Strong Multi Cap Value Fund                    Long-term capital growth. Current income is a
                                               secondary objective.

Equity
Strong Discovery Fund                          Capital growth.
Strong Dow 30 Value Fund                       Capital growth.
Strong Endeavor Fund                           Capital growth.
Strong Enterprise Fund                         Capital growth.
Strong Growth Fund                             Capital growth.
Strong Growth 20 Fund                          Capital growth.
Strong Index 500 Fund                          To replicate as closely as practicable, before
                                               fees and expenses, the capitalization-weighted
                                               total rate of return of that portion of the
                                               U.S. market for publicly traded common stocks
                                               composed of the larger capitalized companies.
Strong Large Cap Core Fund                     Capital growth.
Strong Large Cap Growth Fund                   Capital growth.
Strong Mid Cap Disciplined Fund                Capital growth.
Strong Opportunity Fund                        Capital growth.
Strong Small Company Value Fund                Capital growth.
Strong Small/Mid Cap Value Fund                Capital growth.
Strong Strategic Value Fund                    Capital growth.
Strong Technology 100 Fund                     Capital growth.
Strong U.S. Emerging Growth Fund               Capital growth.
Strong Value Fund                              Capital growth.

Income
Strong Corporate Bond Fund                     Total return by investing for a high level of
                                               current income with a moderate degree of
                                               share-price fluctuation.
Strong Corporate Income Fund                   Total return by investing for a high level of
                                               current income.
Strong Government Securities Fund              Total return by investing for a high level of
                                               current income with a moderate degree of
                                               share-price fluctuation.

Strong High-Yield Bond Fund                    Total return by investing for a high level of
                                               current income and capital growth.
Strong Short-Term Bond Fund                    Total return by investing for a high level of
                                               current income with a low degree of share-price
                                               fluctuation.
Strong Short-Term High Yield Bond Fund         Total return by investing for a high level of
                                               current income with a moderate degree of
                                               share-price fluctuation.
Strong Short-Term Income Fund                  Total return by investing for a high level of
                                               current income.

International Equity
Strong Asia Pacific Fund                       Capital growth.
Strong Overseas Fund                           Capital growth.

Life Stage Series
Strong Aggressive Portfolio                    Capital growth.
Strong Conservative Portfolio                  Total return by investing primarily for income
                                               and secondarily for capital growth.
Strong Moderate Portfolio                      Total return by investing primarily for capital
                                               growth and secondarily for income.


Money Market
Strong Florida Municipal Money Market Fund     Federal tax-exempt current income, a stable
                                               share price, and daily liquidity.
Strong Heritage Money Fund                     Current income, a stable share price, and daily
                                               liquidity.
Strong Money Market Fund                       Current income, a stable share price, and daily
                                               liquidity.
Strong Municipal Money Market Fund             Federal tax-exempt current income, a stable
                                               share-price, and daily liquidity.
Strong Tax-Free Money Fund                     Federal tax-exempt current income, a stable
                                               share-price, and daily liquidity.


Municipal Income
Strong High-Yield Municipal Bond Fund          Total return by investing for a high level of
                                               federally tax-exempt current income.
Strong Intermediate Municipal Bond Fund        Total return by investing for a high level of
                                               federally tax-exempt current income.
Strong Minnesota Tax-Free Fund                 Total return by investing for a high level of
                                               current income that is exempt from federal and
                                               Minnesota personal income taxes.
Strong Municipal Bond Fund                     Total return by investing for a high level of
                                               federally tax-exempt current income with a
                                               moderate degree of share-price fluctuation.
Strong Short-Term High Yield Municipal Fund    Total return by investing for a high level of
                                               federally tax-exempt current income with a
                                               moderate degree of share-price fluctuation.
Strong Short-Term Municipal Bond Fund          Total return by investing for a high level of
                                               federally tax-exempt current income with a low
                                               degree of share-price fluctuation.
Strong Wisconsin Tax-Free Fund                 Total return by investing for a high level of
                                               current income that is exempt from federal and
                                               Wisconsin personal income taxes.


Ultra Short-Term Income
Strong Ultra Short-Term Income Fund            Current income with a very low degree of
                                               share-price fluctuation.
Strong Ultra Short-Term Municipal Income Fund  Federal tax-exempt current income with a very low degree of share-price fluctuation.


The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.





Tying Time Frames to Your Goals. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for the risk and reward potential of Strong Funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                              Strong Funds Suggested Minimum Holding Periods

     Under 1 Year             1 or More Years             4 or More Years             5 or More Years
-----------------------  --------------------------  --------------------------  -------------------------
Florida Municipal Money  Ultra Short-Term            Conservative Portfolio      Aggressive Portfolio
Market Fund              Income Fund                 Corporate Bond Fund         Asia Pacific Fund
Heritage Money Fund      Ultra Short-Term Municipal  Corporate Income Fund       Balanced Fund
Money Market Fund        Income Fund                 Government Securities Fund  Blue Chip Fund
Municipal Money                                      High-Yield Bond Fund        Discovery Fund
Market Fund              2 or More Years             High-Yield Municipal        Dividend Income Fund
                         --------------------------  Bond Fund                   Dow 30 Value Fund
Tax-Free Money Fund      Short-Term Bond Fund        Intermediate Municipal      Endeavor Fund
                         Short-Term High Yield       Bond Fund                   Energy Fund
                         Bond Fund                   Minnesota Tax-Free Fund     Enterprise Fund
                         Short-Term High Yield       Municipal Bond Fund         Growth Fund
                         Municipal Fund              Wisconsin Tax-Free Fund     Growth 20 Fund
                         Short-Term Income Fund                                  Growth and Income Fund
                         Short-Term Municipal                                    Index 500 Fund
                         Bond Fund                                               Large Cap Core Fund
                                                                                 Large Cap Growth Fund
                                                                                 Large Company Growth Fund
                                                                                 Mid Cap Disciplined Fund
                                                                                 Moderate Portfolio
                                                                                 Multi Cap Value Fund
                                                                                 Opportunity Fund
                                                                                 Overseas Fund
                                                                                 Small Company Value Fund
                                                                                 Small/Mid Cap Value Fund
                                                                                 Strategic Value Fund
                                                                                 Technology 100 Fund
                                                                                 U.S. Emerging Growth Fund
                                                                                 Value Fund




                              INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI, 53202, are the independent auditors for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.

7.   Report of Independent Auditors.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS

                     Standard & Poor's Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.

                            Moody's Long-Term Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa
Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, over very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 Fitch Ratings ("Fitch") National Credit Ratings

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.

            Fitch Ratings ("Fitch") Long-Term National Credit Ratings

AAA (xxx)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)

'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.


B (xxx)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (xxx), CC (xxx), C (xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (xxx), DD (xxx), D (xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.


A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating categories. Such suffixes are not added to the 'AAA(xxx)' national rating category or to categories below 'CCC (xxx)'.


                               SHORT-TERM RATINGS

                Standard & Poor's Short-Term Issue Credit Ratings

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Standard & Poor's Short-Term Municipal Issue Credit Ratings

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

.. Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

.. Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


Moody's employs the following designations, to indicate the relative repayment ability of rated issuers:

Prime-1

..    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.





Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.





NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.





           Fitch Ratings ("Fitch") National Short-Term Credit Ratings

F1 (xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to an F1(xxx) rating class to denote relative status within the category. In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS


For the fiscal year ended December 31, 2003, the Fund's assets were invested in the credit rating categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund. In cases where a security is rated in different categories by different rating agencies, the Fund or the Advisor may choose a convention of the following higher or lower rating for its securities.

Strong Balanced Fund
--------------------

                Rated                                    Advisor's Assessment
Rating     Securities/(1)/                               of Unrated Securities
------------------------------------------------------------------------------
AAA                   21.7%                              0.0%
AA                     2.6%                              0.0%
A                      3.6%                              0.0%
BBB                    5.6%                              0.0%
BB                     0.2%                              0.0%
B                      0.1%                              0.0%
CCC                    0.0%                              0.0%
CC                     0.0%                              0.0%
C                      0.0%                              0.0%
D                      0.0%                              0.0%
Subtotal              33.8%     +                        0.0%           = 33.8%
                                   + Equity Securities +                  66.2%
Total                                                                    100.0%


/(1)/ The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES

The Growth Fund offers Class C shares and Class K shares. The Dividend Income Fund, Enterprise Fund, Growth Fund, Growth and Income Fund, Large Company Growth Fund, and Opportunity Fund offer Class K shares.

FRONT-END SALES LOAD




There is no front-end sales charge (load) for Class C or Class K shares.

DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.




In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)





If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% based on your original purchase price. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.


Reinstatement Privilege

If you sell your Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same class and Strong Fund within 90 days. If you paid a CDSC when you redeemed your Class C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares.


CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1.   Account and transaction fees.




2. Redemptions by the Fund when an account falls below the minimum required account size.


3. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in Internal Revenue Code Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.


4. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.


5. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates.



6. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution.


7. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.


8. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans.


ADDITIONAL DEALER COMMISSIONS/CONCESSIONS


From time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any governing self-regulatory agency, such as the NASD.


CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY CRITERIA

Class K shares are available for purchase by the following categories of investors:

.. Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;
.. Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;
.. Any Strong fund of funds structure such as Strong Life Stage Series, Inc; .. Internal Revenue Code Section 529 plan accounts which invest in Strong
   Funds, or for which the Advisor provides investment management services;
   and
..  The Advisor or any of its affiliates.

                          STRONG EQUITY FUNDS II, INC.
                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits
         --------
         (a)      Amended and Restated Articles of Incorporation effective June 1, 2001(1)
         (a.1)    Amended and Restated Articles of Incorporation effective March 14, 2002(4)
         (b)      By-Laws dated February 9, 2001(1)
         (b.1)    Amendment to Bylaws dated March 1, 2002(4)
         (c)      Inapplicable
         (d)      Investment Advisory Agreement (Multi Cap Value Fund)(1)
         (d.1)    Investment Advisory Agreement (All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund)(4)
         (e)      Distribution Agreement (Multi Cap Value Fund)(1)
         (e.1)    Distribution Agreement (All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund)(4)
         (e.2)    Mutual Fund Distribution and Shareholder Services Agreement(4)
         (e.3)    Services Agreement(4)
         (f)      Inapplicable
         (g)      Custodian and Remote Access Agreement(2)
         (h)      Amended and Restated Transfer and Dividend Disbursing Agent Agreement(5)
         (h.1)    Investor Class Shares Administration Agreement  (Multi Cap Value Fund)(3)
         (h.2)    Investor Class Shares Administration Agreement (All Cap Value Fund,
                  Small Company Value Fund, and Strategic Value Fund)(4)
         (i)      Opinion and Consent of Counsel (Multi Cap Value Fund)(1)
         (i.1)    Opinion and Consent of Counsel (All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund)(4)
         (j)      Consent of Independent Accountants
         (k)      Inapplicable
         (l)      Inapplicable
         (m)      Amended and Restated Rule 12b-1 Distribution Plan(4)
         (n)      Inapplicable
         (p)      Code of Ethics for Access Persons dated November 8, 2002(6)
         (p.1)    Code of Ethics for Non-Access Persons dated November 8, 2002(6)
         (q)      Power of Attorney dated June 27, 2003(7) (r) Letter of Representation

-----------------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about May 30, 2001.

(2) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about June 29, 2001.

(3) Incorporated herein by reference to Post-Effective Amendment No. 25 filed to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(4) Incorporated herein by reference to Post-Effective Amendment No. 27 filed to the Registration Statement on

     Form N-1A of Registrant filed on or about March 26, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 29 filed to the Registration Statement on Form N-1A of Registrant filed on or about May 7, 2002.

(6) Incorporated herein by reference to Post-Effective Amendment No. 30 filed to the Registration Statement on Form N-1A of Registrant filed on or about November 15, 2002.

(7) Incorporated herein by reference to Post-Effective Amendment No. 32 filed to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 2003.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

     Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification
          ---------------

     Officers and directors of the Fund and Strong Financial Corporation and its subsidiaries, including the Fund's advisor and underwriter, are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Funds and each director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS
------------------------------------------------------

          SECTION 7.01. Mandatory Indemnification. The Corporation shall
                        -------------------------
     indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

          SECTION 7.02. Permissive Supplementary Benefits. The Corporation may,
                        ---------------------------------
     but shall not be required to, supplement the right of indemnification under
     Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

          SECTION 7.03. Amendment. This Article VII may be amended or repealed
                        ---------
     only by a vote of the shareholders and not by a vote of the Board of Directors.

          SECTION 7.04. Investment Company Act. In no event shall the
                        ----------------------
     Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          The information contained under "Who are the Fund's investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------

     (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for

Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b)

Name and Principal              Positions and Offices            Positions and Offices
Business Address                with Underwriter                 with Fund
------------------              ---------------------            ---------------------
David A. Braaten                Director and President           None
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato              Executive Vice President         None
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                Secretary and                    Vice President and Secretary
100 Heritage Reserve            General Counsel
Menomonee Falls, WI  53051

Jahn Hanshaft                   Vice President                   None
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                     Vice President                   None
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                 Vice President                   None
100 Heritage Reserve
Menomonee Falls, WI  53051

Mark S. Georg                   Compliance Director              None
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller               Chief Financial Officer          Vice President
100 Heritage Reserve            and Treasurer
Menomonee Falls, WI  53051

Kevin J. Scott                  Assistant Treasurer              None
100 Heritage Reserve
Menomonee Falls, WI  53051

     (c) None

Item 28.  Location of Accounts and Records
          --------------------------------

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  Management Services
          -------------------

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 30th day of April, 2004.

                              STRONG EQUITY FUNDS II, INC.
                              (Registrant)

                              By: /s/ Richard W. Smirl

                                  Richard W. Smirl, Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

        Name                              Title                    Dated As Of
        ----                              -----                    -----------
/s/ Thomas M. Zoeller     Vice President (Principal Executive
------------------------  Officer)                                April 30, 2004
Thomas M. Zoeller


/s/ John W. Widmer        Treasurer (Principal Financial and
------------------------  Accounting Officer)                     April 30, 2004
John W. Widmer


------------------------  Director                                April 30, 2004
Willie D. Davis*


------------------------  Director                                April 30, 2004
William F. Vogt*


------------------------  Director                                April 30, 2004
Stanley Kritzik*


------------------------  Director                                April 30, 2004
Neal Malicky*


------------------------  Director                                April 30, 2004
Gord0n B. Greer*

* Richard W. Smirl signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A.

                                                       By:  /s/ Richard W. Smirl

                                                            Richard W. Smirl

                                 EXHIBIT INDEX

                                                                       EDGAR
Exhibit No.                         Exhibit                          Exhibit No.
-----------                         -------                          -----------

   (j)         Consent of Independent Accountants                      EX-99.j

   (r)         Letter of Representation                                EX-99.r